PRINCIPAL FUNDs, INC. (“PFI”)

Statement of Additional Information

dated December 30, 2011, as amended and restated June 13, 2012

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. These prospectuses, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI for the A, C, J, P, R-1, R-2, R-3, R-4, R-5, and Institutional share classes together with the Fund’s prospectuses dated December 30, 2011 for the A, C, P, R-1, R-2, R-3, R-4, R-5, and Institutional share classes and the prospectuses dated June 13, 2012 for the Classes A and C shares of the Opportunistic Municipal Fund, Class C shares of the Global Multi-Strategy Fund and Small-Midcap Dividend Income Fund, Institutional Class shares of the Blue Chip Fund and Class J shares of the Bond Market Index and Preferred Securities Funds.

Incorporation by reference: The audited financial statements, schedules of investments and auditor’s report included in the Fund’s Annual Report to Shareholders, for the fiscal year ended August 31, 2011 and the unaudited financial statements and schedules of investments included in the Fund’s Semi-Annual Report to Shareholders, for the period ended February 29, 2012, are hereby incorporated by reference into and are legally a part of this SAI.

For a free copy of the current prospectus or annual report, call 1-800-222-5852 or write:

For Class J shares:
Principal Funds
P.O. Box 55904
Boston, MA 02205

For other share classes:
Principal Funds
P.O. Box 8024
Boston, MA 02266-8024

The prospectuses for A, C, Institutional, J, P, R-1, R-2, R-3, R-4, and R-5 share classes may be viewed at www.Principal.com.

Ticker Symbols
Share Classes
Fund Name	A	C	J	P	R-1	R-2	R-3	R-4	R-5	Institutional
Blue Chip										PBCKX
Bond Market Index			PBIJX		PBIMX	PBINX	PBOIX	PBIPX	PBIQX	PNIIX
Diversified Real Asset	PRDAX	PRDCX		PRDPX						PDRDX
Global Multi-Strategy	PMSAX	PMSCX		PMSPX						PSMIX
International Equity Index					PILIX	PINEX	PIIOX	PIIPX	PIIQX	PIDIX
Opportunistic Municipal	PMOAX	PMODX
Preferred Securities	PPSAX	PRFCX	PPSJX	PPSPX	PUSAX	PPRSX	PNARX	PQARX	PPARX	PPSIX
Small-MidCap Dividend Income	PMDAX	PMDDX		PMDPX						PMDIX

TABLE OF CONTENTS

FUND HISTORY	3

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS	3

Leadership Structure and Board of Directors	31

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	39

INVESTMENT ADVISORY AND OTHER SERVICES	51

MULTIPLE CLASS STRUCTURE	59

INTERMEDIARY COMPENSATION	62

BROKERAGE ALLOCATION AND OTHER PRACTICES	64

PURCHASE AND REDEMPTION OF SHARES	71

PRICING OF FUND SHARES	72

TAX CONSIDERATIONS	73

PORTFOLIO HOLDINGS DISCLOSURE	74

PROXY VOTING POLICIES AND PROCEDURES	76

FINANCIAL STATEMENTS	76

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	76

PORTFOLIO MANAGER DISCLOSURE	76

APPENDIX A	84

APPENDIX B	89

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FUND HISTORY

Principal Funds, Inc. (“the Registrant” or the “Fund”) was organized as Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund, Inc. effective September 14, 2000. The Fund changed its name to Principal Funds, Inc. effective June 13, 2008.

Classes offered by each Fund are shown in the table below.

Share Class
Fund Name	A	C	J	P	R-1	R-2	R-3	R-4	R-5	Institutional
Blue Chip										X
Bond Market Index			X		X	X	X	X	X	X
Diversified Real Asset	X	X		X						X
Global Multi-Strategy	X	X		X						X
International Equity Index					X	X	X	X	X	X
Opportunistic Municipal	X	X
Preferred Securities	X	X	X	X	X	X	X	X	X	X
Small-MidCap Dividend Income	X	X		X						X

Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call Principal Funds at 1-800-222-5852.

Principal Management Corporation (“Principal”) may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors. Principal may make such a recommendation when a fund approaches a size where additional investments in the fund have the potential to adversely impact fund performance and make it increasingly difficult to keep the fund fully invested in a manner consistent with its investment objective. Principal may also recommend to the Board, and the Board may elect, to close certain share classes to new or new and existing investors.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS

The Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as “Funds.” Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. Each of the Funds is diversified except the Global Multi-Strategy Fund, which is non-diversified.

Fund Policies

The investment objectives, investment strategies and the principal risks of each Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

The investment objective of each Fund and, except as described below as "Fundamental Restrictions," the investment strategies described in this Statement of Additional Information and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the

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outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended, ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

With the exception of the diversification test required by the Internal Revenue Code, the Funds will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Fund's prospectus or Statement of Additional Information.

Blue Chip, Bond Market Index, Diversified Real Asset, Global Multi-Strategy, International Equity Index, Opportunistic Municipal, Preferred Securities, and Small-MidCap Dividend Income Funds.

Fundamental Restrictions

Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each:

1)	Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)	Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3)	Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

4)	Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)	Fund, except the Global Multi-Strategy Fund, has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)	Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This restriction does not apply to the Diversified Real Asset or Preferred Securities Funds (the restriction applies to the Bond Market Index and International Equity Index Funds except to the extent that the related Index is also so concentrated).

8)	Fund may not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

Non-Fundamental Restrictions

Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

1)	Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

2)	Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

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3)	Invest in companies for the purpose of exercising control or management.

4)	Invest more than 25% (35% for Preferred Securities Fund) of its assets in foreign securities, except that the International Equity Index, Diversified Real Asset, and Global Multi-Strategy Funds may invest up to 100% of their assets in foreign securities, and the Bond Market Index Fund may invest in foreign securities to the extent that the relevant index is so invested.

5)	Invest more than 5% of its total assets in real estate limited partnership interests (except the Diversified Real Asset and Global Multi-Strategy Funds).

6)	Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and Exchange Commission. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Each Fund (except the Diversified Real Asset Fund and Global Multi-Strategy Fund) has also adopted the non-fundamental policy, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus borrowings for investment purposes, in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.

Investment Strategies and Risks

Restricted Securities

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They may be sold only in a public offering for which a registration statement has been filed and declared effective or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund that owns restricted securities may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to no more than 15% of its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities that may be resold under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Foreign Securities

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and is earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments.

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Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:

•	American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
•	European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

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Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

Securities of Smaller Companies

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.

Unseasoned Issuers

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts

The Funds may each engage in the practices described under this heading.

•	Spread Transactions. Each Fund may engage in spread trades, which typically represent a simultaneous purchase and sale of two different contracts designed to capture the change in the relationship in price between the two contracts. Spread transactions are typically accompanied by lower margin requirements and lower volatility than an outright purchase. Each Fund may purchase spread options. The purchase of a covered spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The security covering the spread option is maintained in segregated accounts either with the Fund's custodian or on the Fund's records. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.

•	Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase, or to generate additional revenue.

The Funds may purchase or write both exchange-traded and over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the

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transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction.

•	Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.

The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian or segregates on the Fund's records, cash, or other liquid assets with a value at least equal to the exercise price of the option.

Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

•	Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

•	Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single

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security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

•	Index Warrants. Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then a Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.

•	Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

•	Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell futures contracts of all types, including for example, futures contracts covering indexes, financial instruments, and foreign currencies. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Each Fund may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

•	Futures Contracts. A Fund may purchase or sell a futures contract to gain exposure to a particular market asset without directly purchasing that asset. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

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A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

When a Fund purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Fund executes the transaction. When entering into a futures transaction, the Fund does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Fund deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as "initial margin." In contrast to the use of margin account to purchase securities, the Fund's deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Fund's performance of the transaction. The futures commission merchant returns the initial margin to the Fund upon termination of the futures contract if the Fund has satisfied all its contractual obligations.

Subsequent payments to and from the futures commission merchant, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.

In using futures contracts, the Fund may seek to establish more certainly, than would otherwise be possible, the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keeps the Fund's net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

•	Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

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When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

•	Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. The value of the assets that are the subject of the futures contract may not move in the anticipated direction. A Fund's successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

•	Limitations on the Use of Futures and Options on Futures Contracts. Each Fund that utilizes futures contracts has claimed an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.

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When a Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its futures commission merchant equals the market value of the futures contract.

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

High-Yield/High-Risk Bonds (“Junk Bonds”)

Some funds invest a portion of their assets in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Services or Ba1 or lower by Moody's Investors Service, Inc. or if unrated, determined to be of comparable quality (commonly known as "junk bonds")). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. Some Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities

The yield characteristics of the mortgage- and asset-backed securities in which the Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

The Funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans,

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senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs ("REIT-like") entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See "Foreign Securities")

Zero-Coupon Securities

The Funds may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Master Limited Partnerships (“MLPs”)

An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from "Qualifying Income". Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP's organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.

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An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

The business of MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/ or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The MLP industry in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.

Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission ("FERC"), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

Borrowing

If a Fund invests the proceeds of borrowing, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. If a Fund invests the proceeds of borrowing, money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act limits a fund’s ability to borrow money. For example, a fund may not borrow money, except that a fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

Securities Lending

All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act (in general, a fund may not lend more than 33 1/3% of total fund assets). Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the

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securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Senior Securities

Under the 1940 Act, a fund that borrows money is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes.   Pursuant to SEC staff interpretations of the Act, a fund that purchases securities or makes other investments that have a leveraging effect on the fund (for example, reverse repurchase agreements) must segregate assets to render them not available for sale or other disposition in an amount equal to the amount the fund owes pursuant to the terms of the security or other investment.

Commodities

Under the 1940 Act, a fund's registration statement must recite the fund's policy with regard to investing in commodities.  Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds, neither PFI nor any of its individual Funds is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are therefore not subject to registration or regulation under the CEA.

Short Sales

The Global Multi-Strategy Fund may engage in “short sales.” A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Each Fund may engage in “short sales against the box.” This technique involves selling either a security owned by the Fund, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Foreign Currency Transactions

Funds may engage in foreign currency transactions for both hedging and investment purposes. In addition, certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The funds may also use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars.

To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign

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currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.

•	Options on Foreign Currencies. In addition, a Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio. Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require a Fund to forego a portion or all of the benefits of advantageous changes in those rates.

A Fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by a Fund, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities. Because a Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in that region.

•	Futures on Currency. A foreign currency future provides for the future sale by one party and purchase by another party of a specified quantity of foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

•	Forward Foreign Currency Exchange Contracts. The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the

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relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Fund segregates liquid assets in an amount equal to its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in currency hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency forward contracts are subject to the same risks that apply to the use of forward contracts generally. Further, settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a forward counterparty.

Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks

The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Fund's limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

A Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a

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reverse repurchase agreement is outstanding, a Fund will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: 1) be collateralized by the same types of underlying mortgages; 2) be issued by the same agency and be part of the same program; 3) have a similar original stated maturity; 4) have identical net coupon rates; 5) have similar market yields (and therefore price); and 6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Structured Notes

Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a fund. For example, they can be used to increase a fund’s exposure to changes in the value of assets that a fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They also can be used to hedge the risks associated with other investments a fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a fund’s portfolio as a whole. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments.

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Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Sub-Advisor’s analysis of the issuer’s creditworthiness and financial prospects, and of the Sub-Advisor’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.

Debt-Linked and Equity-Linked Securities

The Funds may invest in debt-linked and equity-linked securities. The investment results of such instruments are intended to correspond generally to the performance of one or more specified equity or debt securities, or of a specific index or analogous “basket” of equity or debt securities. Therefore, investing in these instruments involves risks similar to the risks of investing in the underlying stocks or bonds directly. In addition, a Fund bears the risk that the issuer of an equity- or debt-linked security may default on its obligations under the instrument. Equity- and debt-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments as well as structured notes. Like many derivatives and structured notes, equity- and debt-linked securities may be considered illiquid, potentially limiting a Fund’s ability to dispose of them.

Commodity Index-Linked Notes

A commodity index-linked note is a type of structured note that is a derivative instrument. The prices of commodity-linked derivative instruments such as commodity index-linked notes may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There can be no assurance, however, that derivative instruments will perform in that manner in the future, and, at certain times in the past, the price movements of commodity-linked investments have been parallel to debt and equity securities.

During the period 1970 through 2001, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than have financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

The reverse may be true during "bull markets," when the value of traditional securities such as stocks and bonds is increasing. Under such favorable economic conditions, a fund's investments in commodity index-linked notes may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on a fund's investments in commodity index-linked notes are expected to exhibit low or negative correlation with stocks and bonds.

Hybrid Instruments

A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political

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events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Swap Agreements and Options on Swap Agreements

Each Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; to protect against currency fluctuations; as a duration management technique; to protect against any increase in the price of securities a Fund anticipates purchasing at a later date; to gain exposure to one or more securities, currencies, or interest rates; to take advantage of perceived mispricing in the securities markets; or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury Securities). A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the

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exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The Funds may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, a Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. A Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which a Fund is exposed, such investments entail additional risks that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.

The Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, a Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swaps may be considered illiquid.

The Funds may enter into contracts for differences. “Contracts for differences” are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, a Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, a Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. A Fund may also use actual long and short

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futures positions to achieve the market exposure(s) as contracts for differences. A Fund may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.

A swap option (also known as “swaptions”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The buyer and seller of the swap option agree on the strike price, length of the option period, the term of the swap, notional amount, amortization and frequency of settlement. A Fund may engage in swap options for hedging purposes or in an attempt to manage and mitigate credit and interest rate risk. Each Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund's investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.

The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

•	the frequency of trades and quotations,
•	the number of dealers and prospective purchasers in the marketplace,
•	dealer undertakings to make a market,
•	the nature of the security (including any demand or tender features), and
•	the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

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Such determination will govern whether a swap will be deemed to be within each Fund's restriction on investments in illiquid securities.

For purposes of applying the funds’ investment policies and restrictions (as stated in the Prospectuses and Statement of Additional Information) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, in applying certain of the funds’ investment policies and restrictions the fund will value the credit default swap at its notional amount but may value the credit default swap at market value for purposes of applying certain of the funds’ other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

When-Issued, Delayed Delivery, and Forward Commitment Transactions

Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Money Market Instruments/Temporary Defensive Position

All of the Funds may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

•	U.S. Government Securities - Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.
•	U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
•	U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.
•	U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

•	Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings

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and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may by withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets provided the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

•	Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.

•	Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.

•	Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

•	Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

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Funding Agreements

Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.

Municipal Obligations

Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.

The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities.

AMT-Subject Bonds. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.

•	Municipal Bonds. Municipal Bonds may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Funds may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

•	Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

•	Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-

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term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

•	Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

•	Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

•	Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

•	Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

•	Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

•	Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the fund to redeem at par.

The fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Sub-Advisor monitors on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A fund has the right to demand payment on seven days' notice, for all or any part of the fund's

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participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the fund.

•	Stand-By Commitments. Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a fund with respect to a particular municipal security held in the fund's portfolio.

The amount payable to a fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.

A fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the funds without the payment of any direct or indirect consideration. The funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a fund's portfolio would not exceed 0.50% of the value of a fund's total assets calculated immediately after each stand-by commitment is acquired.

The funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that their Sub-Advisors believe present minimum credit risks. A fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a fund will be evaluated on an ongoing basis by the Sub-Advisor.

A fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a fund's portfolio.

•	Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and the fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

•	Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.

Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.

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From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the fund to pay "exempt interest" dividends may be adversely affected. The fund would reevaluate its investment objective and policies and consider changes in its structure.

Other Investment Companies

Each Fund may invest in the securities of investment companies, subject to its fundamental and non-fundamental investment restrictions. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments.

As a shareholder in an investment company, a Fund would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.

Bank Loans (also known as Senior Floating Rate Interests)

Bank loans typically hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.

Variable and Floating Rate Instruments

The Funds may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.

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Warrants and Rights

The Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Pay-in-Kind Securities

The Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Trust Preferred Securities

Funds may invest in trust preferred securities. Trust preferred securities can have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.

Corporate Reorganizations

Funds may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Advisor, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by

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shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Advisor, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.

Step-Coupon Securities

The Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

“Stripped” Securities

The Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities.

Supranational Entities

The Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

Synthetic Securities

Incidental to other transactions in fixed income securities and/or for investment purposes, a Fund also may combine options on securities with cash, cash equivalent investments or other fixed income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). A Fund also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

Industry Concentrations

Each of the Funds, except the Bond Market Index, Diversified Real Asset, International Equity Index, and Preferred Securities Funds, will not concentrate (invest more than 25% of its assets) its investments in any particular industry. The Bond Market Index and International Equity Index Funds may concentrate their investments in a particular industry only to the extent that the relevant indices are so concentrated. To monitor compliance with the policy regarding industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or any other reasonable industry classification system. The Funds interpret their policy with respect to concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, government securities such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Funds' industry concentration

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restrictions. The Funds view their investments in privately issued mortgage-related securities, asset-backed securities or municipal securities as not representing interests in any particular industry or group of industries.

Interfund Lending and Borrowing

The SEC has granted an exemption permitting Principal Funds to borrow money from and lend money to each other for temporary or emergency purposes. The loans are subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies. Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The Board is responsible for overseeing and periodically reviewing the interfund lending program.

Portfolio Turnover

Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.

Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.

The following Fund had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

Fund	2011 TURNOVER	2010 TURNOVER	Comments
Bond Market Index	84.6%	216.8%(1)	Turnover was elevated during 2010 because the Fund just commenced operations and had substantial new cash flows.

(1)	From December 30, 2009, date operations commenced, through August 31, 2010, the Fund's annualized portfolio turnover rate was 216.8% of the average value of its portfolio.

Leadership Structure and Board of Directors

Overall responsibility for directing the business and affairs of PFI rests with the Board of Directors, who are elected by PFI's shareholders. In addition to serving on the Board of PFI, each Director serves on the Board of Principal Variable Contracts Funds, Inc. (“PVC”). The Board is responsible for overseeing the operations of PFI in accordance with the provisions of the 1940 Act, other applicable laws and PFI’s charter. The Board elects the officers of PFI to supervise its day-to-day operations. The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person or by telephone. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Board members who are Independent Directors meet annually to consider renewal of PFI's advisory contracts. The Board is currently composed of fourteen members, eleven of whom are Independent Directors. Each Director has significant prior senior management and/or board experience.

The Chairman of the Board is an interested person of PFI. The Independent Directors of PFI have appointed a lead Independent Director whose role is to review and approve, with the Chairman, the agenda for each Board meeting and facilitate communication among PFI's Independent Directors as well as communication between the Independent Directors, management of PFI and the full Board. PFI has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of PFI, including such items as the number of series or portfolios that comprise PFI, the variety of asset classes those series reflect, the net assets of PFI, the committee structure of the Board and the distribution arrangements of PFI. The appropriateness of this structure is enhanced by PFI’s Board Committees, which are described below, and the allocation of responsibilities among them.

The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board members, a commitment to the interests of shareholders and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build

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upon the diversity of the Board. In addition to those qualifications, the following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director for PFI. As required by rules the SEC has adopted under the 1940 Act, PFI's Independent Directors select and nominate all candidates for Independent Director positions.

Independent Directors

Elizabeth Ballantine. Ms. Ballantine has served as a director of PFI and PVC since 2004. Through her professional training and experience as an attorney and her experience as a director of Principal Funds, investment consultant and a director, Ms. Ballantine is experienced in financial, investment and regulatory matters.

Leroy T. Barnes. Mr. Barnes has served as a director of PFI and PVC since 2012. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.

Kristianne Blake. Ms. Blake has served as a Director of PFI and PVC since 2007. From 1998-2007, she served as a Trustee of the WM Group of Funds. Ms. Blake has been a director of the Russell Investment Funds since 2000. Through her education, experience as a director of mutual funds and employment experience, Ms. Blake is experienced with financial, accounting, regulatory and investment matters.

Craig Damos. Mr. Damos has served as a Director of PFI and PVC since 2008. Since 2011, Mr. Damos has served as the President of The Damos Company (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, experience as a director of Principal Funds and employment experience, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.

Richard W. Gilbert. Mr. Gilbert has served as a Director of PFI and PVC since 2000. From 1988-1993, he served as the Chairman of the Board of the Federal Home Loan Bank of Chicago. Since 2005, Mr. Gilbert has served as a director of Calamos Asset Management, Inc. Through his service as a director of Principal Funds and his employment experience, Mr. Gilbert is experienced with financial, regulatory and investment matters.

Mark A. Grimmett. Mr. Grimmett has served as a Director of PFI and PVC since 2004. He is a certified public accountant. Since 1996, Mr. Grimmett has served as the Chief Financial Officer for Merle Norman Cosmetics, Inc. Through his service as a director of Principal Funds, his education and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory and investment matters.

Fritz Hirsch. Mr. Hirsch has served as a Director of PFI and PVC since 2005. From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc. Since 2011, Mr. Hirsch serves as CEO of MAM USA. Through his experience as a director of the Principal Funds and employment experience, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.

Tao Huang. Mr. Huang has served as a director of PFI and PVC since 2012. From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar. From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar. Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory and investment matters.

William Kimball. Mr. Kimball has served as a Director of PFI and PVC since 2000. From 1998-2004, Mr. Kimball served as Chairman and CEO of Medicap Pharmacies, Inc. Prior to 1998, he served as President and CEO of Medicap. Since 2004, Mr. Kimball has served as director of Casey's General Stores, Inc. Through his experience as a director of the Principal Funds and his employment experience, Mr. Kimball is experienced with financial, regulatory and investment matters.

Barbara Lukavsky. Ms. Lukavsky has served as a Director of PFI and PVC since 1993. Ms. Lukavsky founded Barbican Enterprises, Inc. and since 1994 has served as its President and CEO. Through her experience as a director of the Principal Funds and employment experience, Ms. Lukavsky is experienced with financial, regulatory, marketing and investment matters.

32

Daniel Pavelich. Mr. Pavelich has served as a Director of PFI and PVC since 2007. From 1998-2007, Mr. Pavelich served as a Trustee of the WM Group of Funds. From 1996-1999, he served as Chairman and CEO of BDO and as its Chairman from 1994-1996. Through his education, experience as a director of mutual funds and his employment experience, Mr. Pavelich is experienced with financial, accounting, regulatory and investment matters.

Interested Directors

Michael J. Beer. Mr. Beer has served as a Director of PFI and PVC since 2012. Mr. Beer has served as Executive Vice President of PFI and PVC since 2001 and as Executive Vice President (since 2002), Chief Operating Officer (since 2006) and a director of PMC. Since 2007, Mr. Beer has served  as the President and a director of Princor and PSS since 2007. Prior to working for Principal, Mr. Beer worked for Wells Fargo and Deloitte Touche. Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory and investment matters.

Ralph C. Eucher. Mr. Eucher has served as a Director of PFI and PVC since 1999. Mr. Eucher has served as a director of PMC and Princor since 1999. He has been a Senior Vice President at Principal Financial Group, Inc. since 2002. Through his professional training and experience as an attorney and his service as a director of Principal Funds and his employment experience, Mr. Eucher is experienced with financial, regulatory and investment matters.

Nora M. Everett. Ms. Everett has served as a Director of PFI and PVC since 2008. From 2004-2008, Ms. Everett was Senior Vice President and Deputy General Counsel at Principal Financial Group, Inc. From 2001-2004, she was Vice President and Counsel at Principal Financial Group. Through her professional training, experience as an attorney, her service as a director of Principal Funds and her employment experience, Ms. Everett is experienced with financial, regulatory and investment matters.

Risk oversight forms part of the Board's general oversight of PFI and is addressed as part of various Board and Committee activities. As part of its regular oversight of PFI, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, sub-advisors, PFI's Chief Compliance Officer, the independent registered public accounting firm for PFI, and internal auditors for PMC or its affiliates, as appropriate, regarding risks faced by PFI. The Board, with the assistance of Fund management and PMC, reviews investment policies and risks in connection with its review of PFI's performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of PFI's compliance program and reports to the Board regarding compliance matters for PFI and its principal service providers. In addition, as part of the Board's periodic review of PFI's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a PMC valuation committee comprised of PFI officers and officers of PMC and has approved and periodically reviews valuation policies applicable to valuing PFI's shares.

The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PFI faces.

Committee membership is identified on the following pages. Each committee must report its activities to the Board on a regular basis. As used in this SAI, the “Fund Complex” refers to all series of Principal Funds, Inc. (including those not contained in this SAI) and Principal Variable Contracts Funds, Inc.

Audit Committee

The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex's financial statements; 2) the Fund Complex's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund Complex's independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager's internal auditors, Fund Complex management, and the Board. The Audit Committee held six meetings during the last fiscal year.

Executive Committee

The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the

33

bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. The Executive Committee held no meetings during the last fiscal year.

Nominating and Governance Committee

The primary purpose of the Nominating and Governance Committee is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Funds, Inc. at 650 8th Street, Des Moines, Iowa 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. The Nominating and Governance Committee held four meetings during the last fiscal year.

Operations Committee

The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex's shareholders, and review and oversight of the Fund Complex's operations. The Operations Committee held four meetings during the last fiscal year.

Management Information

The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are “interested persons” (as defined in the 1940 Act) of the Fund (the “Interested Directors”) and those Directors who are Independent Directors. All Directors serve as directors for each of the two investment companies sponsored by Principal Life Insurance Company (“Principal Life”): the Fund and Principal Variable Contracts Funds, Inc.

The following directors are considered to be Independent Directors.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Elizabeth Ballantine 711 High Street Des Moines, Iowa 50392 1948	Director Member Nominating and Governance Committee	Since 2004	Principal, EBA Associates (consulting and investments)	99	Durango Herald, Inc.; McClatchy Newspapers, Inc.

Leroy T. Barnes, Jr. 711 High Street Des Moines, Iowa 50392 1951	Director Member Audit Committee	Since 2012	Retired	99	McClatchy Newspapers, Inc.; Herbalife Ltd.; Frontier Communications, Inc.; Longs Drug Stores

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Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Kristianne Blake 711 High Street Des Moines, Iowa 50392 1954	Director Member Operations Committee	Since 2007	President, Kristianne Gates Blake, P.S. (personal financial and tax planning)	99	Avista Corporation (energy); Russell Investment Company* Russell Investment Funds* (50 portfolios overseen)

Craig Damos 711 High Street Des Moines, Iowa 50392 1954	Director Member Operations Committee	Since 2008	President, The Damos Company (consulting services). Formerly Chairman/CEO/ President and Vertical Growth Officer, and The Weitz Company (general construction)	99	Hardin Construction Company

Richard W. Gilbert 711 High Street Des Moines, Iowa 50392 1940	Director Member Audit Committee	Since 2000	President, Gilbert Communications, Inc. (business consulting)	99	Calamos Asset Management, Inc.

Mark A. Grimmett 711 High Street Des Moines, Iowa 50392 1960	Director Member Executive Committee Member Nominating and Governance Committee	Since 2004	Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	99	None

Fritz S. Hirsch 711 High Street Des Moines, Iowa 50392 1951	Director Member Audit Committee	Since 2005	CEO, MAM USA (manufacturer of infant and juvenile products). Formerly President, Sassy, Inc. (manufacturer of infant and juvenile products)	99	Focus Products Group (housewares)

Tao Huang 711 High Street Des Moines, Iowa 50392 1962	Director Member Operations Committee	Since 2012	Formerly, Chief Operating Officer, Morningstar, Inc. (investment research)	99	Armstrong World Industries, Inc. (manufacturing)

William C. Kimball 711 High Street Des Moines, Iowa 50392 1947	Director Member Nominating and Governance Committee	Since 2000	Partner, Kimball – Porter Investments L.L.C.	99	Casey's General Stores

Barbara A. Lukavsky 711 High Street Des Moines, Iowa 50392 1940	Director Member Operations Committee	Since 1993	President and CEO, Barbican Enterprises, Inc. (cosmetics manufacturing)	99	None

Daniel Pavelich 711 High Street Des Moines, Iowa 50392 1944	Director Member Audit Committee	Since 2007	Retired	99	Catalytic, Inc. (offshore software development)

*	The Fund and the funds of Russell Investment Funds and Russell Investment Company have one or more common sub-advisors.

The following directors are considered to be Interested Directors because they are affiliated persons of Principal Management Corporation (the “Manager”), Principal Funds Distributor, Inc. (“PFD” or “the “Distributor”) and/or the Fund’s principal underwriter, or Princor Financial Services Corporation (“Princor”), the Fund’s former principal underwriter.

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Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Positions with the Manager and its affiliates; Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Michael J. Beer 711 High Street Des Moines, Iowa 50392 1961	Director Executive Vice President	Since 2012 Since 2001	Executive Vice President and Chief Operating Officer, PMC. Executive Vice President, PFD (since 2006). President, Princor, PSS (since 2007). Director, PMC (since 2006), Princor, and PSS (since 2007). Vice President – Mutual Funds and Broker Dealer, PLIC.	99	None

Ralph C. Eucher 711 High Street Des Moines, Iowa 50392 1952	Chairman Director Member Executive Committee	Since 2008 Since 1999	Director, PMC (since 2008), PSS (since 2008), CCI (since 2009) and Spectrum. Chairman, PFD (2006-2008). Senior Vice President, PLIC.	99	None

Nora M. Everett 711 High Street Des Moines, Iowa 50392 1959	Chief Executive Officer President Director Member Executive Committee	Since 2010 Since 2008 Since 2008	President and Director, PMC (since 2008). Director, PFD (since 2008), Princor (since 2008), PSS (since 2008), and Edge (since 2008). Chief Executive Officer, Princor (since 2009). Senior Vice President/ Retirement & Investors Services, PLIC.	99	None

**	Abbreviations used in this table:
o	Columbus Circle Investors (CCI)
o	Edge Asset Management, Inc. (Edge)
o	Princor Financial Services Corporation (Princor)
o	Principal Funds Distributor, Inc. (PFD)
o	Principal Global Investors, LLC (PGI)
o	Principal Life Insurance Company (PLIC)
o	Principal Management Corporation (PMC)
o	Principal Real Estate Investors, LLC (PREI)
o	Principal Shareholder Services, Inc. (PSS)
o	Spectrum Asset Management, Inc. (Spectrum)

Officers of the Fund

The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors. Each officer of the Fund has the same position with Principal Variable Contracts Funds, Inc. Information about Michael J. Beer and Nora M. Everett is included in the table for Interested Directors.

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years**

Randy L. Bergstrom 711 High Street Des Moines, Iowa 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, PGI (since 2006) and PLIC.

David J. Brown 711 High Street Des Moines, Iowa 50392 1960	Chief Compliance Officer (since 2004)	Senior Vice President, PMC, PFD (since 2006), Princor, and PSS (since 2007). Vice President/Compliance, PLIC.

Jill R. Brown 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1967	Senior Vice President (since 2007)	Senior Vice President, PMC, Princor, and PSS (since 2007). President, PFD (since 2010). Prior thereto, Senior Vice President and Chief Financial Officer, PFD (2006-2010).

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Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years**
Teresa M. Button 711 High Street Des Moines, Iowa 50392 1963	Treasurer (since 2011)	Treasurer (since 2011) for PMC, Princor, PSS, and Spectrum. Vice President and Treasurer since 2011 for PFD, PGI, PREI and Edge. Vice President and Treasurer, PLIC.

Cary Fuchs 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1957	Senior Vice President of Distribution (since 2007)	Chief Operating Officer, PFD (since 2010). President, PFD (2007-2010). Senior Vice President/Mutual Fund Operations, PSS (since 2009). Vice President/Mutual Fund Operations, PSS (2007-2009). Director – Transfer Agent & Administrative Services, PLIC. Prior thereto, First Vice President, WM Shareholder Services and WM Funds Distributor, Inc.

Stephen G. Gallaher 711 High Street Des Moines, Iowa 50392 1955	Assistant Counsel (since 2006)	Assistant General Counsel, PMC (since 2007), PFD (since 2007), Princor (since 2007), PSS (since 2007), and PLIC. Prior thereto, Second Vice President and Counsel.

Ernest H. Gillum 711 High Street Des Moines, Iowa 50392 1955	Vice President (since 2000) Assistant Secretary (since 1993)	Vice President and Chief Compliance Officer, PMC. Vice President, Princor, and PSS (since 2007).

Patrick A. Kirchner 711 High Street Des Moines, Iowa 50392 1960	Assistant Counsel (since 2002)	Assistant General Counsel, PMC (since 2008), Princor (since 2008), and PGI (since 2008) and PLIC.

Carolyn F. Kolks 711 High Street Des Moines, Iowa 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, PGI and PLIC.

Jennifer A. Mills 711 High Street Des Moines, IA 50392 1973	Assistant Counsel (since 2010)	Counsel, PMC (since 2009), PFD (since 2009), Princor (since 2009), PSS (since 2009), and PLIC (since 2006).

Layne A. Rasmussen 711 High Street Des Moines, Iowa 50392 1958	Chief Financial Officer (since 2008) Vice President (since 2005) Controller (since 2000)	Vice President and Controller – Mutual Funds, PMC.

Michael D. Roughton 711 High Street Des Moines, Iowa 50392 1951	Counsel (since 1990)	Senior Vice President and Associate General Counsel, PMC and Princor. Senior Vice President and Counsel, PFD (since 2006), PSS (since 2007). Vice President and Associate General Counsel, PLIC.

Adam U. Shaikh 711 High Street Des Moines, Iowa 50392 1972	Assistant Counsel (since 2006)	Counsel, PMC (since 2007), PFD (since 2007), Princor (since 2007), PSS (since 2007) and PLIC (since 2006).

Dan L. Westholm 711 High Street Des Moines, Iowa 50392 1966	Assistant Treasurer (since 2006)	Director – Treasury, PMC, Princor (2008-2009), PSS (since 2007), and PLIC.

Beth C. Wilson 711 High Street Des Moines, Iowa 50392 1956	Vice President and Secretary (since 2007)	Vice President, PMC (since 2007) and Princor (2007-2009). Prior thereto, Segment Business Manager for Pella Corp.

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**	Abbreviations used in this table:
o	Columbus Circle Investors (CCI)
o	Edge Asset Management, Inc. (Edge)
o	Princor Financial Services Corporation (Princor)
o	Principal Funds Distributor, Inc. (PFD)
o	Principal Global Investors, LLC (PGI)
o	Principal Life Insurance Company (PLIC)
o	Principal Management Corporation (PMC)
o	Principal Real Estate Investors, LLC (PREI)
o	Principal Shareholder Services, Inc. (PSS)
o	Spectrum Asset Management, Inc. (Spectrum)

The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2011.

For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are “interested persons” are eligible to participate in an employee benefit program which invests in Principal Funds, Inc. Directors who beneficially owned shares of the series of the Principal Variable Contracts Funds, Inc. did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

Independent Directors (not Considered to be "Interested Persons")

	Ballantine	Blake	Damos	Gilbert	Grimmett	Hirsch	Kimball	Lukavsky	Pavelich
Diversified Real Asset	A	A	C	A	D	C	E	A	A
Preferred Securities	A	E	D	A	A	A	E	A	A
Total Fund Complex	E	E	E	E	E	E	E	E	E

Directors Considered to be “Interested Persons”

	Beer*	Everett*	Eucher
Diversified Real Asset	A	A	D
Total Fund Complex	E	E	E

*	These directors did not own shares of the Funds in this SAI as of December 31, 2011.

Compensation. The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an “interested person” received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.

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The following table provides information regarding the compensation received by the Independent Directors from the Funds included in this SAI and from the Fund Complex during the fiscal year ended August 31, 2011. On that date, there were 2 funds (with a total of 99 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

Director	The Funds in this SAI*	Fund Complex
Elizabeth Ballantine	$6,312	$153,500
Kristianne Blake	6,499	158,000
Craig Damos	6,240	151,500
Richard W. Gilbert	6,762	164,500
Mark A. Grimmett	6,581	160,000
Fritz Hirsch	6,541	159,000
William C. Kimball	6,110	148,500
Barbara A. Lukavsky	6,245	151,400
Daniel Pavelich	6,341	154,000

*	Some of the Funds in this SAI have not completed a full fiscal year of operation. The Small-MidCap Dividend Income Fund commenced operations on June 6, 2011, and the Global Multi-Strategy Fund commenced operations on October 14, 2011. Also the Blue Chip and Opportunistic Municipal Funds are new since August 31, 2011.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

The following list identifies shareholders who own more than 25% of the voting securities of the Fund as of
June 7, 2012. It is presumed that a person who owns more than 25% of the voting securities of a fund controls the fund. A control person could control the outcome of proposals presented to shareholders for approval. The list is represented in alphabetical order by fund.

Fund	Percent of Ownership	Shareholder Name and Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
BOND MARKET INDEX	25.66%	LIFETIME 2020 FUND	MARYLAND	PRINCIPAL FUNDS, INC.
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES	25.56%	MLPF&S FOR THE SOLE	DELAWARE	BANK OF AMERICA
		BENEFIT OF ITS CUSTOMERS		CORPORATION
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

The Directors and Officers of the Fund, member companies of the Principal Financial Group, and certain other persons may purchase shares of the Funds without the payment of any sales charge. The sales charge is waived on these transactions because there are either no distribution costs or only minimal distribution costs associated with the transactions. For a description of the persons entitled to a waiver of sales charge in connection with their purchase of shares of the Funds, see the discussion of the waiver of sales charges under the caption "Choosing a Share Class and the Costs of Investing" in the prospectus for Classes A, C, and P shares.

The Principal LifeTime Funds, SAM Portfolios, or Principal Life Insurance Company will vote in the same proportion as shares of the Funds owned by other shareholders. Therefore, neither the Principal LifeTime Funds, SAM Portfolios nor Principal Life Insurance Company exercise voting discretion.

39

The By-laws of the Fund sets the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund states that a quorum is "The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund."

Certain proposals presented to shareholders for approval require the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of 1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or 2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities").

Principal Holders of Securities

The Fund is unaware of any persons who own beneficially (but are not shareholders of record) more than 5% of the Fund's outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Fund's outstanding shares as of June 7, 2012. The list is presented in alphabetical order by fund.

Fund/Class	Percentage of Ownership	Name and Address of Owner
BOND MARKET INDEX (I)	11.14%	LIFETIME 2010 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	26.35%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	6.16%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	6.39%	LIFETIME STRATEGIC INCOME FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	19.76%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	15.69%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP OMNIB
		US WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-9992

40

Fund/Class	Percentage of Ownership	Name and Address of Owner
BOND MARKET INDEX (R1)	6.48%	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP NON- QUALIFIED
		PRIN ADVTG ATTN MUTUAL FUND OPERATIONS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R1)	6.36%	COUNSEL TRUST DBA MATC FBO
		NORTH SHORE ANIMAL HOSPITAL I
		401 K PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228

BOND MARKET INDEX (R1)	10.10%	FRONTIER TRUST COMPANY FBO
		E-MARKETS INC 401K PLAN 214150
		PO BOX 10758
		FARGO ND 58106-0758

BOND MARKET INDEX (R1)	74.35%	DELAWARE CHARTER GUARANTEE & TRUS
		FBO VARIOUS QUALIFED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R2)	100.00%	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP QUALIFIED
		PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R3)	83.36%	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP QUALFIED
		PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R4)	80.55%	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP QUALFIED
		PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

BOND MARKET INDEX (R4)	6.01%	DELAWARE CHARTER GUAR & TRUST CO
		FBO PRINCIPAL TRUST CO RETIREE
		HEALTH BENEFIT PLAN OFTHE RESEARCH
		ORGANIZATIONS RETIREE MEDICAL TR
		1013 CENTRE RD
		WILMINGTON DE 19805-1298

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Fund/Class	Percentage of Ownership	Name and Address of Owner
BOND MARKET INDEX (R4)	11.54%	DELAWARE CHARTER GUAR & TRUST CO
		FBO PRINCIPAL TRUST COMPANY
		SPARTAN SHOPS INC RETIREE HEALTH
		BENEFIT PLAN VEBA
		1013 CENTRE RD
		WILMINGTON DE 19805-1298

BOND MARKET INDEX (R5)	87.21%	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP QUALFIED
		PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (A)	61.04%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DIVERSIFIED REAL ASSET (C)	6.50%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

DIVERSIFIED REAL ASSET (C)	14.71%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

DIVERSIFIED REAL ASSET (C)	17.75%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

DIVERSIFIED REAL ASSET (C)	22.32%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

DIVERSIFIED REAL ASSET (I)	7.39%	LIFETIME 2010 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (I)	18.04%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

42

Fund/Class	Percentage of Ownership	Name and Address of Owner
DIVERSIFIED REAL ASSET (I)	6.05%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (I)	12.47%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (I)	26.03%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP OMNIB
		US WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-9992

DIVERSIFIED REAL ASSET (I)	5.00%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (P)	11.81%	LPL FINANCIAL
		FBO CUSTOMER ACCOUNTS
		ATTN MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046

DIVERSIFIED REAL ASSET (P)	18.30%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

DIVERSIFIED REAL ASSET (P)	19.49%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

DIVERSIFIED REAL ASSET (P)	39.87%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

GLOBAL MULTI-STRATEGY FUND (A)	56.35%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

43

Fund/Class	Percentage of Ownership	Name and Address of Owner
GLOBAL MULTI-STRATEGY FUND (I)	5.05%	LIFETIME 2010 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (I)	15.20%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (I)	8.51%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (I)	13.68%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (I)	19.86%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (I)	12.32%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (I)	5.21%	SAM BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY FUND (P)	33.93%	LPL FINANCIAL
		A/C 1000-0005
		9785 TOWNE CENTRE DRIVE
		SAN DIEGO CA 92121-1968

GLOBAL MULTI-STRATEGY FUND (P)	10.17%	NFS LLC FEBO
		MARC REARDON LIVING TRUST
		MARC G REARDON TTEE
		PLEDGED ACCOUNT
		908 EVERGREEN
		ALTAMONT IL 62411-1708

44

Fund/Class	Percentage of Ownership	Name and Address of Owner
GLOBAL MULTI-STRATEGY FUND (P)	16.92%	ROBERT P FIORILLO &
		MARY KATHRYN FIORILLO JTWROS
		1595 LOCKRIDGE DR
		CUMMING GA 30041-8677

INTERNATIONAL EQUITY INDEX (I)	19.64%	LIFETIME 2020 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (I)	12.60%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (I)	6.34%	LIFETIME 2050 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (I)	16.65%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (I)	12.94%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL FINANCIAL GROUP OMNIB
		US WRAPPED
		ATTN NPIO TRADE DESK
		711 HIGH STREET G-012-S41
		DES MOINES IA 50392-9992

INTERNATIONAL EQUITY INDEX (I)	13.66%	DIVERSIFIED GROWTH
		DIVERSIFIED GROWTH ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R1)	43.29%	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP QUALFIED
		PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R1)	15.30%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

45

Fund/Class	Percentage of Ownership	Name and Address of Owner
INTERNATIONAL EQUITY INDEX (R1)	5.57%	FIIOC
		FBO OPENX TECHNOLOGIES INC
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987

INTERNATIONAL EQUITY INDEX (R1)	34.21%	FIIOC
		FBO CANDLE LAMP COMPANY LLC 401K PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987

INTERNATIONAL EQUITY INDEX (R2)	92.43%	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP QUALFIED
		PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R2)	7.05%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

INTERNATIONAL EQUITY INDEX (R3)	96.77%	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP QUALFIED
		PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R4)	90.36%	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP QUALIFIED
		PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R5)	80.15%	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP QUALFIED
		PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R5)	19.00%	JPMORGAN CHASE AS TRUSTEE FBO
		GLOBAL BRASS AND COPPER INC RETIR
		SAVINGS PLAN
		11500 OUTLOOK ST
		OVERLAND PARK KS 66211-1804

46

Fund/Class	Percentage of Ownership	Name and Address of Owner
PREFERRED SECURITIES (A)	16.46%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

PREFERRED SECURITIES (A)	11.10%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

PREFERRED SECURITIES (A)	7.26%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

PREFERRED SECURITIES (A)	21.06%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

PREFERRED SECURITIES (A)	8.64%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

PREFERRED SECURITIES (C)	12.08%	MORGAN STANLEY SMITH BARNEY
		HARBOR FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

PREFERRED SECURITIES (C)	12.91%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

PREFERRED SECURITIES (C)	10.57%	UBS WM USA
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761

PREFERRED SECURITIES (C)	37.78%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

47

Fund/Class	Percentage of Ownership	Name and Address of Owner
PREFERRED SECURITIES (I)	5.13%	LIFETIME 2040 FUND
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (I)	7.26%	LIFETIME 2030 FUND
		ATTN MUTUAL FUND ACCOUNTING- H221
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (I)	12.14%	FIRST CLEARING LLC
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

PREFERRED SECURITIES (I)	12.88%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

PREFERRED SECURITIES (P)	16.88%	LPL FINANCIAL
		FBO CUSTOMER ACCOUNTS
		ATTN MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046

PREFERRED SECURITIES (P)	10.28%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

PREFERRED SECURITIES (P)	67.48%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

PREFERRED SECURITIES (R1)	5.48%	NFS LLC FEBO
		ANTHONY T WASLEY
		JANE L WASLEY
		44840 ROSEWOOD TER
		MENDOCINO CA 95460-9525

PREFERRED SECURITIES (R1)	90.79%	DELAWARE CHARTER GUARANTEE & TRUS
		FBO VARIOUS QUALIFED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

48

Fund/Class	Percentage of Ownership	Name and Address of Owner
PREFERRED SECURITIES (R2)	60.18%	IRWIN HOLDINGS COMPANY AND AFFILIAT
		FBO SUPPLEMENTAL EXEC RET. PLAN OF
		IRWIN HOLDINGS COMPANY AND AFF
		ATTN MARITA SWANSON
		1580 W CARSON ST
		LONG BEACH CA 90810-1455

PREFERRED SECURITIES (R2)	5.95%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 3
		JACKSONVILLE FL 32246-6484

PREFERRED SECURITIES (R2)	29.77%	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (R3)	8.37%	PIMS/PRUDENTIAL RETIREMENT
		AS NOMINEE FOR THE TTEE/CUST PL 765
		ACME MONACO CORPORATION 401 K
		PO BOX 264
		PLAINVILLE CT 06062-0264

PREFERRED SECURITIES (R3)	88.45%	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (R4)	78.37%	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP QUALIFIED
		FIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (R4)	10.09%	DCGT AS TTEE AND/OR CUST
		FBO PRINCIPAL FINANCIAL GROUP NON - QUALIFIED
		PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

PREFERRED SECURITIES (R4)	7.21%	CORE CONSTRUCTION GROUP LTD
		FBO CORE CONST GROUP NQ DB PLAN
		ATTN MICHAEL THOMAS
		866 N MAIN ST
		MORTON IL 61550-1602

49

Fund/Class	Percentage of Ownership	Name and Address of Owner
PREFERRED SECURITIES (R5)	5.28%	PRINCIPAL TRUST COMPANY
		FBO NQ DB OF AAA ARIZONA
		ATTN SUSAN SAGGIONE
		1013 CENTRE RD
		WILMINGTON DE 19805-1265

PREFERRED SECURITIES (R5)	8.98%	LUKE DAHLHEIMER FBO
		DAHLHEIMER BEVERAGE LLC 401K
		PROFIT SHARING PLAN & TRUST
		3360 CHELSEA RD W
		MONTICELLO MN 55362-4412

PREFERRED SECURITIES (R5)	71.38%	DCGT AS TTEE AND/OR CUST
		FBO VARIOUS QUALIFED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME FUND (A)	41.06%	PERSHING LLC
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALL-MIDCAP DIVIDEND INCOME FUND (A)	13.50%	LPL FINANCIAL
		A/C 1000-0005
		9785 TOWNE CENTRE DRIVE
		SAN DIEGO CA 92121-1968

SMALL-MIDCAP DIVIDEND INCOME FUND (I)	25.25%	SAM BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING -H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME FUND (I)	5.42%	SAM CONS BALANCED PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME FUND (I)	24.21%	SAM CONS GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME FUND (I)	13.02%	SAM FLEXIBLE INCOME PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

50

Fund/Class	Percentage of Ownership	Name and Address of Owner
SMALL-MIDCAP DIVIDEND INCOME FUND (I)	17.46%	SAM STRATEGIC GROWTH PORTFOLIO PIF
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME FUND (I)	6.42%	SAM BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING-H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME FUND (P)	43.68%	LPL FINANCIAL
		A/C 1000-0005
		9785 TOWNE CENTRE DRIVE
		SAN DIEGO CA 92121-1968

SMALL-MIDCAP DIVIDEND INCOME FUND (P)	5.34%	RBC CAPITAL MARKETS LLC
		MUTUAL FUND OMNIBUS PROCESSING
		OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		510 MARQUETTE AVE S
		MINNEAPOLIS MN 55402-1110

SMALL-MIDCAP DIVIDEND INCOME FUND (P)	37.44%	RAYMOND JAMES
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM 92500015
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1102

Management Ownership

As of June 7, 2012, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors

The Manager of the Fund is Principal Management Corporation (“Principal”), a wholly owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is the Principal Financial Group, Des Moines, Iowa 50392. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, Principal pays each Sub-Advisor a fee.

Sub-Advisor:	AQR Capital Management, LLC is a Delaware limited liability company formed in 1998. AQR is an investment management firm that employs a disciplined multi-asset, global research process. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“Holdings”), which has no activities other than owning the AQR. Clifford Asness may be deemed to control AQR indirectly through his significant ownership interest in Holdings.

Fund(s):	a portion of the assets of Global Multi-Strategy

51

Sub-Advisor:	BlackRock Financial Management, Inc. (“BlackRock”) is a wholly owned subsidiary of BlackRock Holdco 2, Inc., which is a wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates manage investment company and other portfolio assets.

Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:	Brookfield Investment Management Inc. is a wholly-owned subsidiary of Brookfield Asset Management, a global asset manager that focuses on property, renewable power, and infrastructure assets.

Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:	Cliffwater LLC (“Cliffwater”), a Delaware limited liability company, is a registered investment adviser and advises clients on their investments in alternative assets including hedge funds, private equity, and real assets, as well as traditional strategies.

Fund(s):	Global Multi-Strategy Fund

Sub-Advisor:	CNH Partners, LLC (“CNH”) is a joint venture created in 2001 by AQR Capital Management, LLC and RAIM Corp. (“RAIM”). AQR and RAIM each own 50% of CNH. RAIM was formed by Mark Mitchell and Todd Pulvino and has no business activities other than owning CNH. CNH is a Delaware limited liability company and a merger arbitrage, convertible arbitrage and diversified arbitrage research affiliate of AQR.

Fund(s):	a portion of the assets of Global Multi-Strategy

Sub-Advisor:	Credit Suisse Asset Management, LLC ("Credit Suisse") is an indirect subsidiary of Credit Suisse Group AG (CSG). Credit Suisse Group AG (Ticker: CSGN) is listed on the SWX Swiss Exchange and in the form of American Depository Shares (Ticker: CS) on the New York Stock Exchange. CSG offers a wide range of financial services and products.

Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:	Edge Asset Management, Inc. ("Edge") is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944.

Fund(s):	Small-MidCap Dividend Income Fund

Sub-Advisor:	Jennison Associates LLC ("Jennison") is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Prudential Financial, Inc. directly and indirectly through its numerous affiliates, engages in many different financial and other activities.

Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:	Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is an indirect subsidiary of Natixis Global Asset Management, L.P. which is a subsidiary of Natixis Global Asset Management (“NGAM”), an international asset management group based in Paris, France. Loomis Sayles is an investment advisory firm that was founded in 1926.

Fund(s):	a portion of the assets of Global Multi-Strategy

52

Sub-Advisor:	Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") provides investment advisory services and is an independent, employee-owned firm. Hal W. Reynolds and Thomas D. Stevens are control persons of the firm.

Fund(s):	a portion of the assets of Global Multi-Strategy

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”) provides investment advisory services and is a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

Fund(s):	Bond Market Index

Sub-Advisor:	Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is an investment adviser. PIMCO is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

Fund(s):	a portion of the assets of Global Multi-Strategy

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters office is in Des Moines, Iowa. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

Fund(s):	Blue Chip, International Equity Index, and Opportunistic Municipal

Sub-Advisor:	Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life.

Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:	Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum provides investment advisory services and was founded in 1987.

Fund(s):	Preferred Securities

Sub-Advisor:	Symphony Asset Management LLC. Is a wholly-owned subsidiary of Nuveen Investments, Inc., a global investment services firm. Nuveen Investments, Inc. is an indirect subsidiary of a holding company controlled by Madison Dearborn Partners, LLC a private equity investment firm.

Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:	Tortoise Capital Advisors, L.L.C. ("Tortoise") was formed in October 2002. Tortoise provides energy infrastructure investment management services to individual and institutional investors. Tortoise is managed by its five managing directors and is wholly-owned by Tortoise Holdings, LLC. Montage Investments, LLC (“Montage”), a registered investment adviser, owns a majority interest in Tortoise Holdings, LLC. Montage is wholly-owned by Mariner Holdings, LLC, an independent investment firm with affiliates focused on wealth and asset management. The remaining interests in Tortoise Holdings, LLC are held by Tortoise's five managing directors and certain other senior Tortoise employees.

Fund(s):	a portion of the assets of Diversified Real Asset

53

Sub-Advisor:	Wellington Management Company, LLP (“Wellington Management”) is a privately owned Massachusetts limited liability partnership and a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

Fund(s):	a portion of the assets of Global Multi-Strategy

Affiliated Persons of the Fund Who are Affiliated Persons of the Advisor

For information about affiliated persons of the Fund who are also affiliated persons of Principal or affiliated advisors, see the Interested Director and Officer tables in the “Leadership Structure and Board of Directors” section.

Codes of Ethics

The Fund, Principal, each of the Sub-Advisors, and PFD have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. Principal and each Sub-Advisor has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of Principal, the Fund, and PFD, and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC. A copy of the Fund's Code will also be provided upon request, which may be made by contacting the Fund.

For providing the investment advisory services, and specified other services, Principal, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates. The management fee schedules for the Funds are as follows (expressed as a percentage of average net assets):

Net Asset Value of Fund
Fund	All Assets
Bond Market Index	0.25%
International Equity Index	0.25%

Net Asset Value of Fund
Fund	First $500 Million	Next $500 Million	Next $500 Million	Assets Over $1.5 Billion
Blue Chip	0.70%	0.68%	0.66%	0.65%
Diversified Real Asset	0.85%	0.83%	0.81%	0.80%
Global Multi-Strategy	1.60%	1.58%	1.56%	1.55%
Opportunistic Municipal	0.50%	0.48%	0.46%	0.45%
Small-MidCap Dividend Income	0.80%	0.78%	0.76%	0.75%

Net Asset Value of Fund
Fund	First $500 Million	Next $500 Million	Next $500 Million	Next $500 Million	Next $1 Billion	Over $3 Billion
Preferred Securities	0.75%	0.73%	0.71%	0.70%	0.69%	0.68%

Each Fund pays all of its operating expenses, except those Funds for which Principal has agreed to pay such expenses. Under the terms of the Management Agreement, Principal is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC, compensation of personnel, officers and directors who are also affiliated with Principal, and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. Accounting services customarily required by investment companies are provided to each Fund by Principal, under the terms of the Management Agreement. Principal Shareholder Services, Inc., a wholly owned subsidiary of Principal, provides transfer agent services for Class A, C, J, P, R-1, R-2, R-3, R-4, R-5, and Institutional Class shares, including qualifying shares of the Fund for sale in states and other jurisdictions. Principal is also responsible for providing certain shareholder and administrative services to the R-1, R-2, R-3, R-4 and R-5 share classes pursuant to a Service Agreement and an Administrative Services Agreement.

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Principal has contractually agreed to limit the Fund's expenses (excluding interest expense, short sale dividend and interest expense, and acquired fund fees and expenses) on certain share classes of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The expenses borne by Principal are subject to reimbursement by the Funds through the expiration date, provided no reimbursement will be made if it would result in the Funds’ exceeding the total operating expense limits. The operating expense limits and the agreement terms are as follows:

Fund	Institutional	R-1	R-2	R-3	R-4	R-5	Expiration
Bond Market Index	0.30%	1.18%	1.05%	0.87%	0.68%	0.56%	12/31/2012
International Equity Index	0.40%	1.28%	1.15%	0.97%	0.78%	0.66%	12/31/2012

Fund	A	C	Institutional	Expiration
Blue Chip	N/A	N/A	0.75%	12/31/2013
Diversified Real Asset	1.25%	2.00%	0.95%	12/31/2012
Global Multi-Strategy	2.00%	2.75%	1.65%	12/31/2012*
Opportunistic Municipal	0.90%	1.65%	N/A	12/31/2013
Small-MidCap Dividend Income	1.40%	2.15%	N/A	02/28/2013*

*December 31, 2013 for Class C shares.

In addition, Principal Management Corp. has contractually agreed to limit the expenses identified as "Other Expenses" related to Class P shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending December 31, 2012 (February 28, 2013 for Preferred Securities Fund). The expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%.

Fees paid for investment management services during the periods indicated were as follows:

Management and Investment Advisory Fees for Periods Ended August 31 (amounts in thousands)
Fund	2011	2010	2009
Bond Market Index	$ 2,065	$ 563***	N/A
Diversified Real Asset	4,604	684****	N/A
International Equity Income	1,172	327***	N/A
Preferred Securities	22,885	14,749**	$12,226
Small-MidCap Dividend Income	370*	N/A	N/A

*	Period from June 6, 2011, date operations commenced, through August 31, 2011.
**	Period from November 1, 2009 through August 31, 2010. Effective in 2010, Preferred Securities Fund's fiscal year end was changed from October 31 to August 31.
***	Period from December 30, 2009, date operations commenced, through August 31, 2010.
****	Period from March 16, 2010, date operations commenced, through August 31, 2010.

Sub-Advisory Agreements for the Funds

Funds for which Edge Asset Management, Inc. ("Edge") serves as Sub-Advisor. Edge is Sub-Advisor for the Fund identified below. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.

In calculating the fee for a fund included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Sub-Advisor provides investment advisory services and which have the same investment mandate (e.g. Small-MidCap Dividend Income) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

	Net Asset Value of Fund
Fund	First $100 million	Next $150 million	Over $250 million
Small-MidCap Dividend Income	0.35%	0.28%	0.22%

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Funds for which Principal Global Investors, LLC (“PGI”) serves as Sub-Advisor. The Manager pays PGI a fee, computed and paid monthly, at an annual rate as shown below.

Sub-Advisor Percentage Fee as of a
Fund	Percentage of Net Assets
Opportunistic Municipal	0.1500%

	Net Asset Value of Fund
	First	Over
Fund	$500 million	$500 million
Blue Chip	0.25%	0.15%
International Equity Index	0.05%	0.03%

Funds for which Principal Real Estate Investors, LLC (“Principal-REI”) serves as Sub-Advisor. Principal-REI is Sub-Advisor for each Fund identified below in the table below. The Manager pays Principal-REI a fee, paid monthly, at an annual rate as shown below.

In calculating the fee for the fund included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Principal-REI provides investment advisory services and which have the same investment mandate (e.g., global real estate) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

	Net Asset Value of Fund
	First	Next	Over
Fund	$1 billion	$500 million	$1.5 billion
Diversified Real Asset	0.54%	0.48%	0.44%
(REIT portion)

Funds for which Spectrum Asset Management, Inc. (“Spectrum”) serves as Sub-Advisor. Spectrum is Sub-Advisor for each Fund identified in the table below. Principal pays Spectrum a fee, paid monthly, at an annual rate as shown below.

In calculating the fee for funds included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Spectrum provides investment advisory services and which have the same investment mandate (e.g., preferred securities) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

	Net Asset Value of Fund
	First	Next	Over
Fund	$100 million	$150 million	$250 million
Preferred Securities	0.34%	0.29%	0.20%

All Other Funds

In calculating the fee for each Fund, each Sub-Advisor, except Loomis Sayles, has agreed that, assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Fund for which the fee is being calculated, will be combined (together, the “Aggregated Assets”). The fee charged for the assets in a Fund shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Fund and the denominator of which is the amount of the Aggregated Assets.

	Net Asset Value of Fund*
	First	Next	Next	Over
Fund	$200 million	$300 million	$500 million	$1 billion
Bond Market Index	0.08%	0.06%	0.05%	0.04%
(Mellon Capital)

* Minimum annual fee of $300,000

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Net Asset Value of Fund
Fund	All Net Assets
Diversified Real Asset (inflation-indexed bonds portion) (BlackRock)	0.08%

Fund assets will be aggregated with BlackRock’s assets held within the Principal Funds, Inc. Inflation Protection Fund.

	Net Asset Value of Fund
Fund	First $150 million	Next $150 million	Over $300 million
Diversified Real Asset	0.45%	0.40%	0.35%
(global infrastructure portion) (Brookfield Investment Management)

	Net Asset Value of Fund
Fund	First $50 million	Next $100 million	Over $150 million
Diversified Real Asset	0.40%	0.35%	0.30%
(commodity index-linked notes portion) (Credit Suisse)

	Net Asset Value of Fund
Fund	First $100 million	Over $100 million
Diversified Real Asset	0.55%	0.50%
(natural resources portion) (Jennison)

So long as Jennison's assets under management within the Fund equal or exceed $100 million, the fee shall be 0.50% on all assets.

	Net Asset Value of Fund
Fund	First $300 million	Over $300 million
Diversified Real Asset (floating rate debt portion) (Symphony)	0.40%	0.30%

	Net Asset Value of Fund
Fund	First $25 million	Next $25 million	Over $50 million
Diversified Real Asset	1.00%	0.85%	0.75%
(MLP portion) (Tortoise)

Fund assets will be aggregated with Tortoise's assets under management in the Principal Funds, Inc. Global Diversified Income Fund. So long as Tortoise's total assets under management in these funds equal or exceed $75 million, the fee shall be 0.75% on all assets.

	Net Asset Value of Fund
Fund	First $250 million	Over $250 million
Global Multi-Strategy (AQR & CNH)	1.00%	0.95%

Global Multi-Strategy (Cliffwater)

For the twelve month period beginning on the date the Series initial registration statement becomes effective, $650,000 paid in arrears in equal monthly installments.

For the second and third twelve month periods, a fee computed and paid monthly at an annual rate as shown below of the Series net assets as of the first day of each month (but in no event a fee less than $750,000 per year):

0.250% of the first $1 billion above the value of the Series initial seed capital, which shall be the value of the Fund's net assets as of the thirtieth day after the Fund's registration statement becomes effective (the "Initial Seed Launch Date").

0.200% of the next $1 billion, and

0.150% of all remaining assets.

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	Net Asset Value of Fund
Fund	First $250 million	Over $250 million
Global Multi-Strategy (LA Capital)	1.00%	0.90%

	Net Asset Value of Fund
Fund	First $500 million	Over $500 million
Global Multi-Strategy (Loomis Sayles)	0.40%	0.37%

Net Asset Value of Fund
Fund	All Assets
Global Multi-Strategy (PIMCO)	0.60%

	Net Asset Value of Fund
Fund	First $500 million	Over $500 million
Global Multi-Strategy (Wellington Management)	0.75%	0.65%

Fees paid for Sub-Advisory services during the periods indicated were as follows:

Sub-Advisor Fees for Periods Ended August 31
Fund	2011	2010	2009

Bond Market Index(1)	$ 423,740	$ 157,755	N/A
Diversified Real Asset(2)	1,819,480	75,149	N/A
Global Multi-Strategy(3)	N/A	–	–
International Equity Income(1)	198,320	57,594	N/A
Preferred Securities	5,526,196	4,250,934(4)	$3,493,312
Small-MidCap Dividend Income(5)	117,892	–	–

(1)	The Bond Market Index Fund and International Equity Index Fund commenced operations on December 30, 2009.
(2)	The Diversified Real Asset Fund commenced operations on March 16, 2010.
(3)	The Global Multi-Strategy Fund commenced operations on October 14, 2011.
(4)	Information for the Preferred Securities Fund is from November 1, 2009 through August 31, 2010; effective in 2010, the Preferred Securities Fund’s fiscal year end was changed from October 31 to August 31.
(5)	The Small-MidCap Dividend Income Fund commenced operations on June 6, 2011.

Underwriting Fees for Periods Ended August 31 (amounts in thousands)
Fund	2011	2010	2009

Bond Market Index	$ 2	N/A	N/A
Diversified Real Asset	219	$ 24(1)	N/A
Preferred Securities	811	739(2)	$1,017
Small-MidCap Dividend Income	3(3)	N/A	N/A

(1)	The Diversified Real Asset Fund commenced operations on March 16, 2010.
(2)	Information for the Preferred Securities Fund is from November 1, 2009 through August 31, 2010; effective in 2010, the Preferred Securities Fund’s fiscal year end was changed from October 31 to August 31.
(3)	The Small-MidCap Dividend Income Fund commenced operations on June 6, 2011.

Custodian

The custodian of the portfolio securities and cash assets of the Funds is Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policy-making functions for the Funds.

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MULTIPLE CLASS STRUCTURE

The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. The share classes that are offered by each Fund are identified in the chart included under the heading "Fund History." The share classes offered under the plan include: Institutional Class, Class P, R-1 Class, R-2 Class, R-3 Class, R-4 Class, R-5 Class, Class J, Class A, and Class C.

Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase, as described in the prospectus. Certain redemptions of Class A shares within 12 months of purchase may be subject to a contingent deferred sales charge ("CDSC"), as described in the prospectus.

Class C shares are not subject to a sales charge at the time of purchase but are subject to a 1% CDSC on shares redeemed within 12 months of purchase, as described in the prospectus.

The Class J shares are sold without any front-end sales charge. A CDSC of 1% is imposed if Class J shares are redeemed within 18 months of purchase, as described in the prospectus.

Contingent deferred sales charges for Class A, C, and J shares are waived on:

•	shares redeemed that were purchased pursuant to the Small Amount Force Out ("SAFO") program;
•	shares redeemed within 90 days after an account is re-registered due to a shareholder's death;
•	shares redeemed due to the shareholder's post-purchase disability, as defined in the Internal Revenue Code of 1986, as amended;
•	shares redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
•	shares redeemed to pay retirement plan fees;
•	shares redeemed involuntarily from small balance accounts (values of less than $1000);
•	shares redeemed through a periodic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established;
•	shares redeemed from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) and 415 of the Internal Revenue Code; or
•	shares redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55.

The P, R-1, R-2, R-3, R-4, R-5, and Institutional Classes are available without any front-end sales charge or contingent deferred sales charge. The R-1, R-2, R-3, R-4, and R-5 Classes are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds. The R-1, R-2, R-3, R-4, and R-5 share classes are subject to asset based charges (described below). Class P shares are generally available through mutual fund wrap programs or fee based advisory programs which may charge fees in addition to those charged by the Funds.

Principal receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's R-1, R-2, R-3, R-4, and R-5 Class shares pay Principal a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.

Service Agreement (R-1, R-2, R-3, R-4, and R-5 Classes only)

The Service Agreement provides for Principal to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:

•	responding to plan sponsor and plan member inquiries;
•	providing information regarding plan sponsor and plan member investments; and
•	providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay Principal service fees equal to 0.25% of the average daily net assets attributable to each of the R-1, R-2, R-3, R-4 and R-5 Classes. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).

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Administrative Service Agreement (R-1, R-2, R-3, R-4, and R-5 Classes only)

The Administrative Service Agreement provides for Principal to provide services to beneficial owners of Fund shares. Such services include:

•	receiving, aggregating, and processing purchase, exchange, and redemption requests from plan shareholders;
•	providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;
•	processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
•	acting as shareholder of record and nominee for plans;
•	maintaining account records for shareholders and/or other beneficial owners;
•	providing notification to plan shareholders of transactions affecting their accounts;
•	forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;
•	distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
•	other similar administrative services.

As compensation for these services, the Fund will pay Principal service fees equal to 0.28% of the average daily net assets attributable to the R-1 Class, 0.20% of the average daily net assets of the R-2 Class, 0.07% of the average daily net assets of the R-3 Class, 0.03% of the average daily net assets of the R-4 Class and 0.01% of the average daily net assets of the R-5 Class. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).

Principal will generally, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with Principal, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve Principal of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of Principal.

Rule 12b-1 Fees / Distribution Plans and Agreements

The Distributor for the Funds is Principal Funds Distributor, Inc. ("PFD"). The address for Principal Funds Distributor, Inc. is as follows: 1100 Investment Boulevard, El Dorado Hills, CA95762-5710.

In addition to the management and service fees, certain of the Fund's share classes are subject to a Rule 12b-1 Distribution Plan and Agreement (a “Plan”). The Board of Directors and initial shareholders of the R-1, R-2, R-3, R-4, A, C, and J Classes of shares have approved and entered into a Plan. In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act) determined that there was a reasonable likelihood that the Plans would benefit the Funds and the shareholders of the affected classes. Among the possible benefits of the Plans include the potential for building and retaining Fund assets as well as the ability to offer an incentive for registered representatives to provide ongoing servicing to shareholders.

The Plans provide that each Fund makes payments to the Fund's Distributor from assets of each share class that has a Plan to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the Fund. Such services may include, but are not limited to:

•	formulation and implementation of marketing and promotional activities;
•	preparation, printing, and distribution of sales literature;
•	preparation, printing, and distribution of prospectuses and the Fund reports to other than existing shareholders;
•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
•	providing training, marketing, and support with respect to the sale of shares.

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The Fund pays the Distributor a fee after the end of each month at an annual rate as a percentage of the daily net asset value of the assets attributable to each share class as follows:

Share Class	Maximum Annualized 12b-1 Fee
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%
Class A shares	0.25%
Class C shares	1.00%
Class J shares	0.45%

(1)	The Distributor also receives the proceeds of any CDSC imposed on the redemption of Class A, C, or J shares.

The Distributor may remit on a continuous basis all of these sums to its investment representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

Currently, the Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class A, Class C, Class J, R-1 Class, R-2 Class, R-3 Class, or R-4 Class shares.

Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. All fees paid under a Fund's Rule 12b-1 Plan are paid to the Distributor, which is entitled to retain such fees paid by the Fund without regard to the expenses which it incurs.

The Funds made the following Distribution/12b-1 payments for the year ended August 31, 2011:

Distribution/12b-1 Payments (amounts in thousands)
Bond Market Index	$ 162
Diversified Real Asset	269
International Equity Income	4
Preferred Securities	9,273
Small-MidCap Dividend Fund	1*

*	Period from June 6, 2011, date operations commenced, through August 31, 2011.

Transfer Agency Agreement (Institutional Class, Class A, Class C, Class J, Class P, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares)

The Transfer Agency Agreement provides for Principal Shareholder Services, Inc. (“PSS”) (1100 Investment Boulevard, El Dorado Hills, CA 95762-5710), a wholly owned subsidiary of Principal, to act as transfer and shareholder servicing agent for the Institutional Class, Class A, Class C, Class J, Class P, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares. For share classes other than Class J, the Fund pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount equal to the costs incurred by PSS for providing such services. For Class J shares, the Fund pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount that includes profit.

The services include:

•	issuance, transfer, conversion, cancellation, and registry of ownership of Fund shares, and maintenance of open account system;
•	preparation and distribution of dividend and capital gain payments to shareholders;
•	delivery, redemption and repurchase of shares, and remittances to shareholders;
•	the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;
•	communication with shareholders concerning the above items; and
•	use of its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.

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PSS will pay operating expenses attributable to R-1, R-2, R-3, R-4, and R-5 share classes related to (a) the cost of meetings of shareholders and (b) the costs of initial and ongoing qualification of the capital stock of the Fund for sale in states and jurisdictions.

INTERMEDIARY COMPENSATION

Additional Payments to Intermediaries.

Shares of the Fund are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators and insurance companies.

In addition to payments pursuant to 12b-1 plans, Principal or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and/or shareholder services. In some situations the Fund will reimburse Principal or its affiliates for making such payments; in others the Fund may make such payments directly to intermediaries.

For Classes R-1, R-2, R-3, R-4 and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in the prospectus as Other Expenses. Such compensation is generally based on the average asset value of fund shares for the relevant share class held by clients of the intermediary.

In addition, Principal or its affiliates may pay, without reimbursement from the Fund, compensation from their own resources, to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.

The amounts paid to intermediaries may vary, and may vary by share class and by fund.

Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in retirement plans, and it is typically paid some or all of the Service Fees and Administrative Service Fees pertaining to such plans.

Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan platforms that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

A number of factors may be considered in determining the amount of these additional payments, including each financial intermediary's Fund sales and assets, as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, intermediaries will include the Funds on a preferred list. The Distributor's goals include making the Financial Professionals who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. The amounts paid to intermediaries vary by fund and by share class.

Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses. Other compensation may be paid to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.

The payments described in this SAI may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by Principal and its affiliates, and by sponsors of other mutual funds your Financial Professional may recommend to you.

Your intermediary may charge you additional fees other than those disclosed in the prospectus. Ask your Financial Professional about any fees and commissions they charge.

62

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund's Sub-Advisors when selecting brokers to effect portfolio transactions.

As of December 15, 2011, the Distributor anticipates that the firms that will receive additional payments as described in the Additional Payments to Intermediaries section above (other than sales charges, Rule 12b-1 fees and Expense Reimbursement) include, but are not necessarily limited to, the following:

401(k) Advisors, Inc.	Morgan Stanley Smith Barney
ACS HR Solutions LLC	MSCS Financial Services
ADP Retirement Services	Multi-Financial Securities Corp.
AFA Financial Group LLC	Mutual Service Corporation
AIG Advisor Group	National Financial Services
AIG SunAmerica Life	National Planning Corp.
American Century Investments	National Planning Holdings
American General Life Insurance	Nationwide Investment Services Corp
American Investors Co	NBC Securities Inc.
American Portfolios Financial Services	New England Securities
Ameriprise Financial Services	New York Life
ASAE Services, Inc.	New York State Deferred Compensation Plan
Ascensus	Newport Group, The
AXA Advisors, LLC	Newport Retirement Plan Services
Bedminster Financial Group Ltd.	NFP Securities, Inc.
Benefit Plan Administrators	NHA Insurance Agency, Inc.
Cambridge Investment Research Inc.	NRP Financial, Inc.
Cantella & Co. Inc.	NYLife Distributors LLC
Capital Investment Brokerage, Inc.	OneAmerica Securities, Inc.
CBIZ Financial Solutions, Inc.	Ogilvie Security Advisors Corp.
CEROS Financial Services, Inc.	Packerland Brokerage Services, Inc.
Cetera Financial Group	Pershing
Charles Schwab & Co.	Plan Administrators, Inc.
Charles Schwab Trust Company	PRIMEVEST Financial Services, Inc.
Chase Investment Services Corp.	Principal Life Insurance Company
Commonwealth Financial Network	Princor Financial Services Corp
CPI Qualified Consultants	ProEquities, Inc.
Daily Access Corporation	Prudential Investment Management Services
Digital Retirement Solutions	Prudential Retirement Services
Edward Jones	Putnam Investment Management, LLC
ePlan Services, Inc	Quest Capital Strategies Inc
Expert Plan	Raymond James & Associates, Inc.
Farmers Financial Solutions	Raymond James Financial Services, Inc.
Fidelity Investment Institutional Operations Co.	RBC Capital Markets Corp.
Financial Data Services	Reliance Trust Company
Financial Network Investment Corp.	Robert W. Baird & Co.
Financial Telesis Inc	RolloverSystems, LLC
First Clearing LLC	Royal Alliance Associates, Inc.
First Heartland Capital Inc.	Royal Securities Co.
FSC Securities Corporation	SagePoint Financial, Inc.
Genesis Employee Benefit	Scott & Stringfellow Inc.
Geneos Wealth Management Inc.	Scottrade
Genworth Financial Securities Corp.	Searle & Co.
GWFS Equities, Inc.	Securities America, Inc.
H Beck Inc	Sigma Financial Corp
Harbor Financial Services LLC	Signator Investors Inc.
Hartford	SII Investments, Inc.
Huntington Investment Company, The	Southwest Securities
ICMA-Retirement Corp.	Standard Insurance Company
ING Financial Partners Inc.	Stifel Nicolaus & Company, Inc.
Intersecurities Inc.	Sunset Financial Services Inc
Invest Financial Corp.	Support Services Financial Advisors Inc.
Investacorp Inc.	Symetra Investment Services Inc.
Investment Centers of America, Inc.	T. Rowe Price Retirement Plan Services
Janney Montgomery Scott	TD Ameritrade Inc.
JP Morgan Retirement Plan Services	TD Ameritrade Trust Company
KMS Financial Services Inc	TIAA-CREF
Leumi Investment Services Inc.	Triad Advisors, Inc.

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Lincoln Financial Advisors	Truenorth Securities Inc
Lincoln Financial Securities	Trust Company of America
Lincoln Investment Planning	Trustcore Investments Inc
Lincoln Retirement Services Co.	UBS Financial Services, Inc.
Lockton Financial Advisors LLC	United Planners Financial Services of America
LPL Financial Corp.- UVEST	US Bancorp Investments
LPL Financial Corporation	UVEST Financial Services
M Holdings Securities Inc.	VALIC Retirement Services Company
Massachusetts Mutual	Valmark Securities Inc.
Mercer HR Services	Vanguard Group, The
Merrill Lynch	Vanguard Marketing Corporation
MidAtlantic Capital Corporation	VSR Financial Services, Inc.
Middlegate Securities LTD	Wells Fargo Advisors
MML Investors Services Inc.	Wells Fargo Bank, N.A.
Morgan Keegan & Co.	Wilmington Trust
Morgan Stanley & Co.	Wilmington Trust Retirement & Institutional Services
Morgan Stanley INS Services, Inc.	Young, Stovall & Co.

To obtain a current list of such firms, call 1-800-222-5852.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage on Purchases and Sales of Securities

All orders for the purchase or sale of portfolio securities are placed on behalf of a Fund by Principal, or by the Fund's Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of Principal and of each Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, Principal or the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that Principal or a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when Principal or the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which Principal or the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the Funds from compensating a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Therefore, Principal or the Sub-Advisor may not compensate a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Principal or a Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

Principal or a Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, performance of client accounts, and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the sub-advisor’s overall responsibilities to the accounts under its management. Principal or a Sub-Advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and Principal or a Sub-Advisor may use it in servicing some or all of the accounts it manages. Principal and the Sub-Advisors allocated portfolio transactions for the Funds indicated in the following table to certain brokers for the year ended August 31, 2011 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

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Fund	Amount of Transactions because of Research Services Provided	Related Commissions Paid
Diversified Real Asset	$ 35,737,976	$ 10,524
International Equity Index	75,948,160	13,144
Small-MidCap Dividend Income	287,786,821	436,647

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or Principal, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.

The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated mutual fund or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.

The Board has also approved procedures that permit a Fund's sub-advisor(s) to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Fund's procedures.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over time, and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds may participate in a program through a relationship with Frank Russell Securities, Inc. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.

The following table shows the brokerage commissions paid during the periods indicated.

Total Brokerage Commissions Paid for Periods Ended August 31
Fund	2011	2010	2009
Bond Market Index	$ 0	$ 0	N/A
Diversified Real Asset	223,615	43,687	N/A
International Equity Index	166,317	192,359	N/A
Preferred Securities	311,383	290,312*	$925,372
Small Mid-Cap Dividend Income	443,441	N/A	N/A

*	Includes only activity from November 1, 2009 through August 31, 2010. Effective in 2010 the Preferred Securities Fund’s fiscal year end changed from October 31 to August 31.

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The primary reasons for changes in several Funds' brokerage commissions for the three years were changes in Fund size; changes in market conditions; and changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Brokerage Commissions were Paid to the Following Broker-Dealers who are Affiliated with the Sub-Advisor	Sub-Advisor Employed by Principal Funds, Inc. or Principal Variable Contracts Funds, Inc.	Principal Funds, Inc. Fund Advisor by Sub-Advisor	Principal Variable Contracts Funds, Inc. Account Advisor by Sub-Advisor

Bear Stearns Wealth Management (a JP Morgan company); JP Morgan Securities Inc.	JP Morgan Investment Management, Inc.	High Yield I	SmallCap Value I

CIBC WorldMarkets Corp.	American Century Investment Management, Inc.	LargeCap Growth II	N/A

Citigroup Global Markets, Inc.; Morgan Stanley & Co., Inc.	Morgan Stanley Investment Management Inc.	N/A	Asset Allocation

Credit Suisse	Credit Suisse Asset Management, LLC	Diversified Real Asset	N/A

Fidelity Brokerage Services LLC	Pyramis Global Advisors, LLC	International I	N/A

Goldman Sachs & Co.;	Goldman Sachs Asset Management LP	MidCap Value I	N/A

G-Trade Services, LLC; BNY Brokerage, Inc. BNY Convergex Execution Solutions, LLC	Mellon Capital Management Corporation	MidCap Growth III Bond Market Index	SmallCap Value I

Sanford C. Bernstein & Co., LLC	AllianceBernstein L.P.	SmallCap Growth I	N/A

Spectrum Asset Management, Inc.	Columbus Circle Investors	LargeCap Growth, MidCap Growth and SmallCap Growth I	LargeCap Growth

Spectrum Asset Management, Inc.	Edge Asset Management, Inc.	Equity Income, Government & High Quality Bond, High Yield, Income, Principal Capital Appreciation, Short-Term Income, SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth	Equity Income, Government & High Quality Bond, Income, Principal Capital Appreciation, SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, SAM Strategic Growth, and Short-Term Income

Spectrum Asset Management, Inc.	Principal Global Investors, LLC	Bond & Mortgage Securities, Diversified International; Global Diversified Income, International Emerging Markets, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap S&P 400 Index, MidCap Value III; Money Market, Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, Principal LifeTime Strategic Income, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index, and SmallCap Value	Balanced, Bond & Mortgage Securities, Diversified International, International Emerging Markets, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, and SmallCap Blend

Spectrum Asset Management, Inc.	Principal Real Estate Investors, LLC	Diversified Real Asset, Global Diversified Income, Global Real Estate Securities and Real Estate Securities	Real Estate Securities

Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	Global Diversified Income and Preferred Securities	N/A

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Brokerage Commissions were Paid to the Following Broker-Dealers who are Affiliated with the Sub-Advisor	Sub-Advisor Employed by Principal Funds, Inc. or Principal Variable Contracts Funds, Inc.	Principal Funds, Inc. Fund Advisor by Sub-Advisor	Principal Variable Contracts Funds, Inc. Account Advisor by Sub-Advisor

UBS Financial Services, Inc.; UBS Securities, LLC	UBS Global Asset Management (Americas) Inc.	LargeCap Value I	N/A

Brokerage commissions paid to affiliates during the periods ending August 31, 2011 were as follows:

Bear Stearns Wealth Management
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2010	$238

BNY Brokerage, Inc.
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2010	$ 339
International Equity Index	2010	3,788

BNY Convergex Execution Solutions, LLC
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2011	$ 2,728	1.22%	1.47%
International Equity Index	2011	24,157	14.52%	14.79%
Small Mid-Cap Dividend Income	2011	99,408	22.42%	26.80%

CIBC WorldMarkets Corp.
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2011	$1,468	0.66%	0.73%

Citigroup Global Markets, Inc.
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2011	$19,162	8.57%	14.51%
	2010	15,339
International Equity Index	2011	26,611	16.00%	18.01%
	2010	17,467

Credit Suisse
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2011	$ 6,377	2.85%	3.30%
	2010	1,121
International Equity Index	2011	10,762	6.47%	6.98%
	2010	15,576
Small Mid-Cap Dividend Income	2011	3,634	0.82%	1.18%

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Fidelity Brokerage Services LLC
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2011	$2,527	1.13%	3.20%
	2010	912

G-Trade Services, LLC
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2010	$1

Goldman Sachs & Co.
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2011	$22,465	10.05%	12.88%
	2010	289
International Equity Index	2010	2,491

Morgan Stanley & Co., Inc.
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2011	$10,402	4.65%	2.93%
	2010	736
International Equity Index	2011	1,810	1.09%	1.14%
	2010	9,152
Small Mid-Cap Dividend Income	2011	1,060	0.24%	0.59%

J.P. Morgan Securities Inc.
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2011	$12,732	5.69%	7.27%
	2010	584
International Equity Index	2011	7,702	4.63%	5.15%
	2010	9,888
Small Mid-Cap Dividend Income	2011	8,865	2.00%	1.43%

Pipeline Trading Systems LLC
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2010	$54

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Sanford C. Bernstein & Co., LLC
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2011	$12,258	5.48%	7.04%
	2010	718
International Equity Index	2011	1,122	0.67%	0.70%
	2010	220
Small Mid-Cap Dividend Income	2011	477	0.11%	0.13%

Spectrum Asset Management, Inc.
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Preferred Securities	2011	$311,383	100.00%	100.00%
	2010(1)	290,312
	2009	925,372
(1)	Preferred Securities Fund includes only activity from November 1, 2009 through August 31, 2010.

UBS Financial Services, Inc.
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2011	$ 379	0.17%	0.27%
	2010	1,082

UBS Securities LLC
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2011	$ 4,873	2.18%	2.34%
	2010	1,205
International Equity Index	2011	40,806	24.54%	21.91%
	2010	36,960
Small Mid-Cap Dividend Income	2011	13,497	3.04%	3.18%

Wells Fargo Advisors LLC
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2010	$192

Wells Fargo Brokerage Services, LLC
Fund Name	Year	Commission Paid	% of Total Commissions	% of Dollar Amount of Commissionable Transactions
Diversified Real Asset	2010	$587

Material differences, if any, between the percentage of a Fund's brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commissions rates the Sub-Advisor has negotiated with the broker. Commission rates a Sub-Advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker's execution.

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The following table indicates the value of each Fund’s aggregate holdings, in thousands, of the securities of Principal Funds, Inc. regular brokers or dealers for the fiscal year ended August 31, 2011.

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
Bond Market Index Fund	Bank of America	$ 4,740
	Citigroup Inc	6,721
	Deutsche Bank AG	4,709
	Goldman Sachs Group Inc/The	4,731
	Morgan Stanley	7,812
	UBS AG	3,488
Diversified Real Asset Fund	Bank of America	1,069
	Deutsche Bank AG	18,318
	Morgan Stanley	18,551
International Equity Index Fund	Deutsche Bank AG	5,175
	Morgan Stanley	1,212
	UBS AG	2,654
Preferred Securities Fund	Bank of America	29,539
	Citigroup Inc	57,203
	Deutsche Bank AG	113,747
	Morgan Stanley	55,885
Small-MidCap Dividend Income Fund	Deutsche Bank AG	1,546
	Morgan Stanley	572

Allocation of Trades

By the Manager ("Principal"). Principal shares a common trading platform and personnel that perform trade-related functions with Principal Global Investors ("PGI") and, where applicable, Principal and PGI coordinate trading activities on behalf of their respective clients. Such transactions are executed in accordance with the firms' trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. Principal acts as discretionary investment adviser for registered investment companies and PGI acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

If, in carrying out the investment objectives of their respective clients, occasions arise in which Principal and PGI deem it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, Principal and PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or "bunched" basis. Principal and PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of Principal and PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.

Principal provides investment advice to the Principal LifeTime Funds of the Fund, and PGI assists Principal in managing the Principal LifeTime Funds. Conflicts may arise in connection with the services Principal provides to the Principal LifeTime Funds with respect to asset class and target weights for each asset class and investments made in underlying mutual funds. Conflicts may arise in connection with the services Principal and PGI provide to the Principal Lifetime Funds for the following reasons:

•	Principal serves as the investment adviser to the underlying mutual funds in which the Principal LifeTime Funds invest, and PGI or an affiliated investment adviser may serve as sub-adviser to the mutual funds in which the Principal LifeTime Funds may invest; and
•	Principal's, or an affiliated company's, profit margin may vary depending upon the underlying fund in which the Principal LifeTime portfolios invest.

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In order to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest, Principal and/or PGI does the following:

•	Maintains a systematic methodology for determining asset allocation target recommendations and decisions regarding the mutual funds in which the Principal LifeTime Funds invest that does not give undue consideration to the impact to Principal, PGI or affiliates;
•	Reminds investment personnel who provide services to the Principal LifeTime Funds of the conflicts of interest that may arise and Principal's and PGI's duties of loyalty and care as fiduciaries; and
•	Principal's Investment Oversight Committee monitors the services provided to the Principal LifeTime Funds to ensure such services conform to the applicable investment methodology, that undue consideration is not given to Principal or its affiliates, and that such services reflect Principal's and PGI's duties of loyalty and care as fiduciaries.

By the Sub-Advisors. The portfolio managers of each Sub-Advisor manage a number of accounts other than the Fund's portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocation of investment opportunities and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.

Investments the Sub-Advisor deems appropriate for the Fund's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund's portfolio and other accounts. In such circumstances, the Sub-Advisor may determine that orders for the purchase or sale of the same security for the Fund's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor to be equitable and in the best interests of the Fund’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Class A shares of the Funds are purchased at their public offering price and other share classes of the Funds are purchased at the net asset value ("NAV") per share, as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received in good order by the close of the regular trading session of the NYSE as described below in "Pricing of Fund Shares."

All income dividends and capital gains distributions, if any, on a Fund's R-1, R-2, R-3, R-4, R-5, and Institutional class shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund's Class A, Class C, Class J, and Class P shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects to take dividends in cash. The reinvestment will be made at the NAV determined on the first business day following the record date.

Sales of Shares

Payment for shares tendered for redemption is ordinarily made in cash. The Fund may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Pricing of Fund Shares."

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The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Exchange of Shares

If you hold Fund shares other than Class P shares but become eligible to invest in Class P shares, you may exchange your Fund shares for Class P shares of the same Fund, if the Fund offers Class P shares in your state and subject to the following conditions:

•	Your financial intermediary must notify Principal Funds of your intent to exchange into Class P shares prior to attempting the exchange;
•	While no initial sales charge (load) will apply to such an exchange, other sales charges (such as a contingent deferred sales charge) that would otherwise apply will apply to such an exchange.

You should check with your financial intermediary to see if the exchange you wish to complete will satisfy the conditions.

While such an exchange may not be considered a taxable event for income tax purposes, you should consult with your tax adviser regarding possible federal, state, local and foreign tax consequences.

If after purchasing Class P shares you become ineligible to invest in Class P shares, you may be permitted to exchange from Class P shares into other share classes issued by the same Fund if your financial intermediary determines you qualify for such an exchange.

Your ability to exchange between share classes of the same Fund may be limited by the operational limitations of your financial intermediary. Please consult your financial professional for more information.

PRICING OF FUND SHARES

Each Fund's shares are bought and sold at the current net asset value ("NAV") per share. Each Fund's NAV for each class is calculated each day the New York Stock Exchange ("NYSE") is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day; Martin Luther King, Jr. Day; Washington's Birthday/Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For these Funds, the share price is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

In determining NAV, securities listed on an Exchange, the NASDAQ National Market and any foreign markets within the Western Hemisphere are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.

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Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.

A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and Principal or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.

TAX CONSIDERATIONS

Taxation of the Funds

It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains or qualifying dividends) of the Fund in the manner they were received by the Fund.

Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Service. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize additional taxable income, which in turn must be distributed.

The Fund is required in certain cases to withhold and remit to the U.S. Treasury 28% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder 1) who has provided either an incorrect tax identification number or no number at all, 2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or 3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Taxation of Shareholders

A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income under current rules.

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If a shareholder a) incurs a sales charge in acquiring shares of the Fund, b) disposes of such shares less than 91 days after they are acquired, and c) subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

Qualification as a Regulated Investment Company

The Funds intend to qualify annually to be treated as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended, (the IRC). To qualify as RICs, the Funds must invest in assets which produce types of income specified in the IRC (Qualifying Income). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Funds’ ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC.

Special Tax Considerations

International Funds

Some foreign securities purchased by the Funds may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make an election to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income.

Futures Contracts and Options

As previously discussed, some of the Funds invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund may publish month-end portfolio holdings information for each Fund's portfolio on the principal.com website and on the principalfunds.com website on the thirteenth business day of the following month. The Funds may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on portfolio holdings. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.

Non-Specific Information. Under the Disclosure Policy, the Funds may distribute non-specific information about the Funds and/or summary information about the Funds as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of a Fund's holdings. This information may be made available at any time (or without delay).

Policy. The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

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1)	Daily to the Fund's portfolio pricing services, FT Interactive Data Corporation, J.J. Kenny, Standard & Poor’s Securities Evaluations, Inc., Market Partners, and J.P. Morgan PricingDirect, Inc. to obtain prices for portfolio securities;

2)	Upon proper request to government regulatory agencies or to self regulatory organizations;

3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

4)	To the sub-advisers' proxy service providers (Automatic Data Processing, Glass Lewis & Co., and RiskMetrics Group) to facilitate voting of proxies; and

5)	To the Fund's custodian, and tax service provider, The Bank of New York Mellon, in connection with the tax and custodial services it provides to the Fund.

The Fund is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, Principal or the Fund's sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Fund's shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund's or Principal's Chief Compliance Officer ("CCO") must approve such disclosure, in writing before it occurs. Such third parties currently include:

Abel Noser	Institutional Shareholder Services (ISS)
Advent	Interactive Data Corporation
Bank of America/Merrill Lynch	Investment Technology Group, Inc. (ITG)
Barra	Iron Mountain
Bloomberg	Markit WSO Corporation
BNY Convergex	Mathias & Carr
BNY Custody	Mellon Analytical Solutions
Brown Brothers Harriman & Co.	Merrill Communications
Charles River Systems, Inc.	Misys International Banking Systems, Inc.
CheckFree	Ness Technologies, Inc.
Citibank N.A.	Omgeo LLC
Cliffwater LLC	Principal Global Investors, LLC
Compliance Science	Russell Implementation Services
Confidential Shredding	Standard & Poor’s
Confluence Technologies, Inc.	State Street Bank and Trust Company
Cortland Capital Markets Services LLC	State Street IMS
Depository Trust Co.	Sungard
Diversified Information Technologies, Inc.	SunGard Personal Trading System
Eagle Investment Systems Corp.	Sungard PTA
Electra Information Systems	Syntel Inc.
Electra Securities & Reconciliation System	Thomson
Electra Securities Transaction and Reconciliation System	Thomson Baseline
EzE Castle Software LLC	Thomson Reuters Analysis
FactSet Research Systems Inc.	Vestek
Financial Tracking	Wilshire
Fiserv	Yield Book
Glass, Lewis & Co.	Zeno Consulting Group
HubData
Iron Mountain

Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.

The Fund's non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund's shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor Principal nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund's CCO will periodically, but

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no less frequently than annually, review the Fund's portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund's Board of Directors. In addition, the Fund's Board of Directors must approve any change in the Fund's portfolio holdings disclosure policy that would expand the distribution of such information.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Principal or to that Fund's Sub-Advisor, as appropriate. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2011, is available, without charge, upon request, by calling 1-800-222-5852 or on the SEC website at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the Fund at August 31, 2011 are incorporated herein by reference from the Funds’ most recent Annual Report to Shareholders filed with the SEC on Form N-CSR. The unaudited financial statements of the Fund at February 29, 2012 are also incorporated herein by reference from the Fund’s most recent Semi-Annual Report to Shareholders filed with the SEC on Form N-CSR.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (155 North Wacker Drive, Chicago, IL 60606), independent registered public accounting firm, is the independent registered public accounting firm for the Fund Complex.

PORTFOLIO MANAGER DISCLOSURE

(as provided by the Sub-Advisors)

This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. For information about potential material conflicts of interest, see Brokerage Allocation and Other Practices - Allocation of Trades.

This section lists information about Principal Management Corporation’s portfolio managers first. Next, the section includes information about the sub-advisors’ portfolio managers alphabetically by sub-advisor.

Information in this section as of August 31, 2011, unless otherwise noted.

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Advisor: Principal Management Corporation

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Michael P. Finnegan: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	0	N/A	0	N/A
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts	1	$2.65 billion	0	N/A

Kelly Grossman: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	0	N/A	0	N/A
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts	1	$2.65 billion	0	N/A

Dave Reichart: Diversified Real Asset and Global Multi-Strategy Funds
Registered investment companies	0	N/A	0	N/A
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts	1	$2.65 billion	0	N/A

Compensation

Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation is predominantly composed of a salary that is reviewed annually. Annual bonuses are driven by company and business unit performance. Fund performance is taken into account when determining bonuses; the primary benchmark for the Fund (as disclosed in the prospectus) for which Michael Finnegan, Kelly Grossman, and Dave Reichart serve as portfolio managers, is used to measure performance of the Fund along with peer relative performance (as defined by Morningstar). Specifically, Fund performance relative to peers over 1-, 3-, and 5-year time periods is taken into consideration with more substantial weighting to the 3- and 5- year periods. No part of salary, bonus, or retirement plan compensation is tied to asset levels.

Contribution to our overall investment process is an important consideration as well. Sharing ideas, working effectively with team members and being a good corporate citizen are important components of our long-term success and are highly valued.

All employees of Principal, including portfolio managers, are eligible to participate in a 401(k) plan sponsored by Principal Financial Group. In addition, all employees are eligible to purchase Principal Financial Group stock through an employee stock purchase plan. Some employees are also eligible to participate in a non-qualified plan and Long Term Incentive Pay programs.

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager (list each fund on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Michael P. Finnegan	Diversified Real Asset Fund	10,001-50,000
Michael P. Finnegan	Global Multi-Strategy Fund	None
Kelly Grossman	Diversified Real Asset Fund	1-10,000
Kelly Grossman	Global Multi-Strategy Fund	None
Dave Reichart	Diversified Real Asset Fund	10,001-50,000
Dave Reichart	Global Multi-Strategy Fund	None

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Sub-Advisor: Edge Asset Management, Inc.

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance

Daniel R. Coleman: Small-MidCap Dividend Income Fund
Registered investment companies	4	$5.42 billion	0	$0
Other pooled investment vehicles	1	$38.7 million	0	$0
Other accounts	0	$0	0	$0

David W. Simpson: Small-MidCap Dividend Income Fund
Registered investment companies	2	$3.90 billion	0	$0
Other pooled investment vehicles	1	$38.7 million	0	$0
Other accounts	0	$0	0	$0

Compensation

Edge Asset Management, Inc. offers a competitive salary and incentive compensation plan that is evaluated periodically relative to other top-tier asset management firms. Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards. Total compensation is targeted to be competitive with the national averages. Edge believes that Edge’s compensation plan is adequate to hire and retain competent personnel. All investment professionals participate in our incentive compensation plan.

The incentive-based portion of the Portfolio Managers' compensation is determined by a combination of investment performance, professional performance and the firm’s financial metrics. Investment performance is 70% of a Portfolio Manager’s incentive compensation and is based on a comparison of the Portfolio Manager's investment performance with the performance of peer groups as measured equally by 1-3-5 year performance. Professional performance is 30% of a Portfolio Manager's incentive compensation as measured by satisfaction of goals such as those related to team contribution and quality of research, and is inherently subjective. Total Portfolio Manager incentive compensation is adjusted by firm financial metrics, which include revenue growth metrics. Incentive compensation can be targeted up to 125% of a portfolio manager's total base compensation but could be higher or lower depending on measurement factors.

The incentive compensation for Portfolio Managers is well aligned with client goals and objectives, which seeks to adequately incentivize Portfolio Managers and Analysts to seek maximum performance within appropriate risk parameters. Requirements to stay within stated client guidelines provide adequate risk controls.

In addition, Portfolio Managers may receive additional compensation in the form of long-term incentive awards, depending on the position, either non-qualified stock option grants of Principal Financial Group common stock or a combination of performance shares and options to eligible participants who obtain high performance levels. The grant is based on professional and investment performance. Participation each year will depend on individual performance levels. All investment personnel are eligible to participate in the firm's standard employee health and welfare programs, including the firm’s 401k plan.

There is a portion of the cash based incentive compensation for employees that may be deferred. This is dependent on multiple factors including the firms overall profitability, the overall cash incentive compensation award and other factors. If the overall cash incentive compensation award reaches a certain threshold a portion of the award may be deferred over a three year vesting schedule. The deferred assets are invested in cash. The managers are not directly compensated on asset growth, but are compensated based on the growth of the firm and the overall profitability of the firm. The ability to help grow the assets of their products is included in the metrics for incentive and total compensation.

All Incentive Plans are reviewed periodically for alignment with market, client and firm objectives and are subject to change.

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Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager (list each fund on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Daniel R. Coleman	Small-MidCap Dividend Income Fund	None
David W. Simpson	Small-MidCap Dividend Income Fund	100,001-500,000

Sub-Advisor:   Mellon Capital Management Corporation (“Mellon Capital”)

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
David Kwan: Bond Market Index Fund
Registered investment companies	9	$5.653 billion	0	$0
Other pooled investment vehicles	31	$15.273 billion	4	$212 M
Other accounts	27	$5.380 billion	1	$1,265 M

Gregg Lee: Bond Market Index Fund
Registered investment companies	9	$5.653 billion	0	$0
Other pooled investment vehicles	31	$15.273 billion	4	$212 M
Other accounts	27	$5.380 billion	1	$1,265 M

Zandra Zelaya: Bond Market Index Fund
Registered investment companies	9	$5.653 billion	0	$0
Other pooled investment vehicles	31	$15.273 billion	4	$212 M
Other accounts	27	$5.380 billion	1	$1,265 M

Compensation

The primary objectives of the Mellon Capital compensation plans are to:

•	Motivate and reward superior investment and business performance
•	Motivate and reward continued growth and profitability
•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
•	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

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Ownership of Securities

Portfolio Manager	Funds Managed by Portfolio Manager (list each fund on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
David Kwan	Bond Market Index Fund	None
Gregg Lee	Bond Market Index Fund	None
Zandra Zelaya	Bond Market Index Fund	None

Sub-Advisor: Principal Global Investors, LLC (“PGI”) (Equity Portfolio Managers)

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts with Performance Fees	Total Assets of the Accounts that base the Advisory Fee on Performance
Thomas Kruchten - International Equity Index Fund
Registered Investment Companies	4	$4.4 billion	0	$0
Other pooled investment vehicles	3	$8.3 billion	0	$0
Other accounts	3	$81.4 million	0	$0

K. William Nolin - Blue Chip Fund (information as of December 31, 2011)	N/A	N/A	N/A	N/A
Registered Investment Companies	2	$2.5 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$1.2 billion	0	$0

Compensation

Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. Emphasis is placed on longer term results, with one-year results weighted 20% and three- and five-year results each weighted 40%. Investment performance generally comprises 60% of total variable compensation. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

The remaining portion of incentive compensation is discretionary, based on a combination of team results and individual contributions. Discretionary compensation metrics are specifically aligned with the results of the Equities group rather than the broader Principal Financial Group (PFG). For portfolio managers and senior professionals, a portion of incentive compensation may be deferred, with half of the deferred portion required to be invested in equity funds managed by the team. All senior team members have substantial investments in equity funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation allocation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development.  Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.

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Ownership of Securities

Portfolio Manager	Funds Managed by Portfolio Manager (list each fund on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Thomas Kruchten	International Equity Index Fund	None
K. William Nolin	Blue Chip Fund	None

 Sub-Advisor: Principal Global Investors, LLC (“PGI”) (Fixed-Income Portfolio Manager)

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts with Performance Fees	Total Assets of the Accounts that base the Advisory Fee on Performance
Doug Gaylor - Opportunistic Municipal Fund (information as of December 31, 2011)
Registered Investment Companies	2	$456.2 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$30.9 million	0	$0

Compensation

Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for fixed income investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer group, if applicable. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. Investment performance is a primary determinant in the allocation of total variable compensation. The structure is applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

Team results and individual contributions are among the other factors impacting incentive compensation levels. These discretionary compensation metrics are specifically aligned with the results of the Fixed Income group rather than the broader Principal Financial Group (PFG). For portfolio managers and senior professionals, a portion of incentive compensation may be deferred, with half of the deferred portion required to be invested in fixed income funds managed by the team. All senior team members have substantial investments in fixed income funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation allocation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager (list each fund on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Doug Gaylor	Opportunistic Municipal Fund	None

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Sub-Advisor:	Spectrum Asset Management, Inc.

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Phil Jacoby: Preferred Securities Fund
Registered investment companies	8	$4,530,901,354
Other pooled investment vehicles	5	$1,172,718,769
Other accounts	38	$4,793,888,421

Mark Lieb: Preferred Securities Fund
Registered investment companies	8	$4,530,901,354
Other pooled investment vehicles	5	$1,172,718,769
Other accounts	39	$4,806,921,817

Roberto Giangregorio: Preferred Securities Fund
Registered investment companies	8	$4,530,901,354
Other pooled investment vehicles	5	$1,172,718,769
Other accounts	32	$4,792,791,729

Fred Diaz: Preferred Securities Fund
Registered investment companies	8	$4,530,901,354
Other pooled investment vehicles	5	$1,172,718,769
Other accounts	32	$4,792,827,925

Manu Krishnan: Preferred Securities Fund
Registered investment companies	8	$4,530,901,354
Other pooled investment vehicles	5	$1,172,718,769
Other accounts	32	$4,792,690,133

Compensation

The structure and method used to determine the compensation of Spectrum Asset Management’s portfolio managers is as follows. All Spectrum portfolio managers are paid a base salary and discretionary bonus. Salaries are established based on a benchmark of national salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.

The discretionary bonus component is variable and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•	Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM)
•	Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually. (The relevant benchmark is a custom benchmark composed of 50% Merrill Lynch Preferred Stock - Fixed Rate Index and 50% Barclays Capital Securities US Tier 1 Index).
•	Contribution to client servicing
•	Compliance with firm and/or regulatory policies and procedures
•	Work ethic
•	Seniority and length of service

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•	Contribution to overall functioning of organization
•	Total compensation is designed to be globally competitive and is evaluated annually relative to other top-tier asset management firms.

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager (list each fund on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Phil Jacoby	Preferred Securities Fund	None
Mark Lieb	Preferred Securities Fund	$100,001-$500,000
Roberto Giangregorio	Preferred Securities Fund	None
Fred Diaz	Preferred Securities Fund	None
Manu Krishnan	Preferred Securities Fund	None
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APPENDIX A

Description of Bond Ratings

Fitch, Inc. Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

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Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Moody's Investors Service, Inc. Rating Definitions:

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

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A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with "ample margins of protection." MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."

Description of Moody's Commercial Paper Ratings:

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Corporation's Debt Ratings:

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

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The ratings are based, in varying degrees, on the following considerations:

l.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA:	Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A:	Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:	Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:	Debt rated "BB," "B," "CCC," and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating "C" is reserved for income bonds on which no interest is being paid.

D:	Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

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A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2:	A satisfactory capacity to pay principal and interest.

SP-3:	A speculative capacity to pay principal and interest.

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APPENDIX B

Proxy Voting Policies

The proxy voting policies applicable to each Fund appear in the following order:

Principal’s proxy voting policy is first, followed by the Sub-Advisors, alphabetically.

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Principal Management Corporation (“Principal”) Proxy Voting Policy

Effective March 10, 2009

Proxy Voting Policy

Principal believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to the firm’s advisory clients. The guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Proxy Voting Procedures

Principal has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

Institutional Shareholder Services (“ISS”). Based on Principal’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, Principal has retained the services of ISS, an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Principal include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

Principal has elected to follow ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that Principal generally considers important in casting proxy votes. The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, Board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation that reflects ISS’ application of the Guidelines to the particular proxy issues.

On any particular proxy vote, a Portfolio Manager may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS own evaluation of the factors. The Portfolio Manager has access to ISS Recommendations and may determine that it is in the best interest of shareholders to vote differently.

In the event that judgment differs from that of ISS, Principal will memorialize the reasons supporting that judgment and retain a copy of those records. In such cases, the following will be required:

•	The requesting Portfolio Manager must put forth, in writing, the reasons for their decision;
•	The approval of Principal’s Chief Investment Officer;
•	Notification to the Proxy Voting Coordinator and other appropriate personnel (including PGI Portfolio Managers whose clients may own the particular security);
•	A determination that the decision is not influenced by any conflict of interest; and
•	The creation of a written record reflecting the process.

Conflicts of Interest. Principal has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures are designed to eliminate  Principal’s discretion in voting such proxies to eliminate the conflict. The procedures used differ for the SAM Portfolio and LifeTime portfolios of the Principal Fund clients and all other clients.

Conflict Procedures for the SAM Portfolios and LifeTime Portfolios

The SAM Portfolios and the LifeTime portfolios invest in shares of other Principal Mutual Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the underlying fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Conflict Procedures for All Other Clients

The conflict avoidance procedures for securities held by all other clients include Principal’s use of the Guidelines and ISS Recommendations. Proxy votes cast by Principal in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because Principal cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third-party.

Principal’s procedures also prohibit the influence of conflicts of interest where a Portfolio Manager decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with Principal’s senior management, the Law Department, outside counsel, and/or the client whose account may be affected by the conflict. Principal will maintain a record of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts. As part of the new account opening process for discretionary institutional clients for which Principal retains proxy voting responsibility, Principal’s Client Services Department is responsible for sending a proxy letter to the client’s custodian. This letter instructs the custodian to send the client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Principal’s Client Services Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

Securities Lending. At times, neither Principal nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, Principal will make reasonable efforts to inform the Client that neither Principal nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies. Principal shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when Principals’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;1

1 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

•	Casting a vote on a foreign security may require that Principal engage a translator;
•	Restrictions on foreigners’ ability to exercise votes;
•	Requirements to vote proxies in person;
•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;
•	Untimely notice of shareholder meeting;
•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation Communications and Handling of Information Requests Regarding Proxies. Employees must promptly inform the Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, Principal will not reveal or disclose to any third-party how they may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the general policy to follow  ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact Principal to ask questions regarding total holdings of a particular stock across advisory Clients, or how they intend to vote on a particular proxy. In addition, issuers may call (or hire third-parties to call) with intentions to influence the votes (i.e., to vote against ISS recommendation).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

Proxy Voting Errors. In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, outside counsel, and/or affected clients may be contacted.

Recordkeeping. Principal must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

•	Client request to review proxy votes:
o	Any request, whether written (including e-mail) or oral, received by any Employee of Principal, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the client’s permanent file.

o	The Proxy Voting Coordinator will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third-party, not a proxy voting client, other dispositions, etc.) in a suitable place.
o	The Proxy Voting Coordinator will furnish the information requested to the client within a reasonable time period (generally within 10 business days). Principal will maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.
o	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.
•	Proxy statements received regarding client securities:
o	Upon inadvertent receipt of a proxy, Principal will generally forward to ISS for voting, unless the client has instructed otherwise.
o	Note: Principal is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

•	Proxy voting records:
o	Principals’ proxy voting record is maintained by ISS. The Proxy Voting Coordinator, with the assistance of the Client Services Department, will periodically ensure that ISS has complete, accurate, and current records.
o	Principal will maintain documentation to support the decision to vote against ISS recommendation.
o	Principal will maintain documentation or notes or any communications received from third-parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Proxy Voting Policies and Procedures For

Principal Investors Fund

Principal Variable Contracts Fund

Principal Retail Funds

(December 15, 2003)

It is each fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.

The advisor or sub-advisor must provide, on a quarterly basis:

1.	Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.

The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30  for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:

1.	Identification of the issuer of the security;
2.	Exchange ticker symbol of the security;
3.	CUSIP number of the security;
4.	The date of the shareholder meeting;
5.	A brief description of the subject of the vote;
6.	Whether the proposal was put forward by the issuer or a shareholder;
7.	Whether and how the vote was cast;
8.	Whether the vote was cast for or against management of the issuer.

aqr capital Management, LLC (“AQR”)

Proxy Policy

1.	General

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients.

These written policies and procedures are designed to reasonably ensure that AQR votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2.	Proxy Guidelines

Generally, AQR will vote based upon the recommendations of ISS Governance Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Appendix 1 of this policy contains a summary of the Proxy Voting Guidelines employed by ISS and adopted by AQR for voting proxies. Although ISS' analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients.

In addition, unless prior approval is obtained from AQR’s CCO the following must be adhered to:

(a)	AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR's concerns for its advisory clients' interests and not for an attempt to influence or control management.

(b)	AQR will not announce its voting intentions and the reasons therefore.

Date Modified: 5/4/2011	90	CONFIDENTIAL

(c)	AQR shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:

•	If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

•	AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.

•	If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company's record date, should it sell them prior to the company's meeting date, AQR ultimately may decide not to vote those shares.

•	AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.

If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.

AQR will periodically review the outside party's voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

3.	Proxy Procedures

AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients' custodians to ensure that all proxy materials received by the custodians relating to the Clients' portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client’s proxies were voted.

Date Modified: 5/4/2011	91	CONFIDENTIAL

4.	Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR's investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Date Modified: 5/4/2011	92	CONFIDENTIAL

Appendix 1

Proxy Voting Guidelines

Date Modified: 5/4/2011	93	CONFIDENTIAL

Global corporate governance &
engagement principles

February 2011

Global corporate governance and engagement principles

Contents

Introduction to BlackRock	2

Philosophy on corporate governance	2

Corporate governance, engagement and voting	3

- Boards and directors	4

- Accounting and audit-related issues	5

- Capital structure, merger, asset sales and other special transactions	6

- Remuneration and benefits	6

- Social, ethical, and environmental issues	7

- General corporate governance matters	7

BlackRock’s oversight of its corporate governance activities	8

- Oversight	8

- Vote execution	8

- Conflicts management	9

- Voting guidelines	10

- Reporting	11

2011 Global corporate governance and engagement principles
1

Global corporate governance and engagement principles

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world.  With more than $3.56 trillion1 in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds.  Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients.  We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership:  companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share.  Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors.  Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws.  Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure.  In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed.  The board should provide direction and leadership to the management and oversee their performance.  Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings.  Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions.  Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market.  However, we do believe that there are some overarching principles of corporate governance that apply globally.  We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances.  We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

1 Assets under management are approximate, as of December 31, 2010, and are subject to change.

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Global corporate governance and engagement principles

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company.  These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation.  Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures.  BlackRock’s approach to oversight in relation to its corporate governance activities is set out in the section titled “BlackRock’s oversight of its corporate governance activities” below.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles.  The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations.  Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation.  We discuss below the principles under six key themes.  In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

►	Boards and directors

►	Accounting and audit-related issues

►	Capital structure, mergers, asset sales and other special transactions

►	Remuneration and benefits

►	Social, ethical and environmental issues

►	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders.  Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice.  In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

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Global corporate governance and engagement principles

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed.  Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives.  There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests.  Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company.  For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

►	establishing an appropriate corporate governance structure;

►	overseeing and supporting management in setting strategy;

►	ensuring the integrity of financial statements;

►	making decisions regarding mergers, acquisitions and disposals;

►	establishing appropriate executive compensation structures; and

►	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted.  Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders.  We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members.  Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis.  We assess directors nominated for election or re-election in the context of the composition of the board as a whole.  There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee.  We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders.  Common impediments to independence include but are not limited to:

►	current employment at the company or a subsidiary;

►	former employment within the past several years as an executive of the company;

►	providing substantial professional services to the company and/or members of the company’s management;

►	having had a substantial business relationship in the past three years;

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Global corporate governance and engagement principles

►	having, or representing a shareholder with, a substantial shareholding in the company;

►	being an immediate family member of any of the aforementioned; and

►	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it.  Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director.  The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations.  The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members.  BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning.  We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors.  BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters.  In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters.  An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition.  We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function.  We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management.  To that end, we believe it is important that auditors are, and are seen to be, independent.  Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained.  Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

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Global corporate governance and engagement principles

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors.  Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders.  Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it.  We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value.  We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length.  We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own.  Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction.  In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights.  Such mechanisms can serve to protect and entrench interests other than those of the shareholders.  We believe that shareholders are broadly capable of making decisions in their own best interests.  We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests.  We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize.  We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice.  We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures.  We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders.  We are not supportive of one-off or special bonuses unrelated to company or individual performance.  We support incentive plans that payout rewards earned over multiple and extended time periods.  We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance.  Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract.  Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

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Global corporate governance and engagement principles

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf.  It is within this context that we undertake our corporate governance activities.  We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed.  This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company.  The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place.  This helps shareholders assess how well management are dealing with the SEE aspects of the business.  Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately.  Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters.  In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients.  We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate.  They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest.  In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these.  The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management.  BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

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Global corporate governance and engagement principles

BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes.  The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals.  All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee.  The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines.  The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate.  The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance.  The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast.  The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision.  The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate.  BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market.  The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees.  The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

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Global corporate governance and engagement principles

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies.  These issues include but are not limited to:  (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.  We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis.  In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts.  In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment.  Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates.  Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

►	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

►	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

►	BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

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►	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

►	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests.  The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes.  Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted.  Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions.  In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest.  These Guidelines are not intended to be exhaustive.  BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.  As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance.  Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

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Global corporate governance and engagement principles

Reporting

We report our proxy voting activity directly to clients and publically as required.  In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

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BROOKFIELD INVESTMENT MANAGEMENT INC.

AMP CAPITAL BROOKFIELD (US) LLC

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

JULY 2010

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.	Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.	Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2. Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•	BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•	If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•	If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Helios Funds”) describing:

•	any issues arising under these Policies and Procedures since the last report to the Helios Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•	a copy of the Policy;
•	a copy of each proxy statement received on behalf of Credit Suisse clients;
•	a record of each vote cast on behalf of Credit Suisse clients;
•	a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
•	a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders' Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders' Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).  Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 2, 2011

Open-End Funds:

Credit Suisse Capital Funds

Credit Suisse Large Cap Blend II Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Opportunity Funds

Credit Suisse High Income Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

International Equity Flex III Portfolio

U.S. Equity Flex I Portfolio

Closed-End Funds:

Credit Suisse High Yield Bond Fund

Credit Suisse Asset Management Income Fund

Edge Asset Management, Inc.

Proxy Voting Policy

Dated November 2011

Policy

Edge Asset Management, Inc. (“Edge”) has been delegated by certain clients the responsibility for voting proxies.  It is the policy of Edge to vote proxies in the best interest of its clients, to identify and disclose potential conflicts of interest, to promptly provide client proxy voting results upon request of a client, and to maintain records of proxy voting activities as required.  Edge maintains written policies and procedures which address Edge’s proxy policies and practices and which include the responsibility to receive and vote client proxies, to disclose any potential conflicts of interest, to make its proxy voting record available to clients and to maintain relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  Investment advisers registered with the SEC that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser about how the adviser voted proxies for their securities; and (c) describe its proxy voting policies and procedures to clients and furnish a copy to its requesting clients. Further, Rule 204-2 of the Advisers Act requires registered investment advisers that vote client securities to maintain certain records relating to the adviser's proxy voting activities.

Responsibility

Edge has the responsibility for the execution of its proxy voting policy, practices, disclosures and recordkeeping.

Summary Procedures

Edge has adopted and implemented procedures to ensure the firm’s policy is observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

1.	Voting Procedures

•	Edge believes it is in the best interest of its clients to delegate the proxy voting responsibility to expert third-party proxy voting organization, Institutional Shareholder Services, Inc. (“ISS”). ISS provides policy guidelines and proxy research and analysis in addition to proxy voting. Edge may override any ISS guideline or recommendation that Edge feels is not in the best interest of the client.

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•	Edge has elected to follow the ISS Standard Proxy Voting Guidelines (the “ Guidelines”), which embody the positions and factors that Edge generally considers important in casting proxy votes, including, but not limited to, shareholder voting rights, anti-takeover defenses, board structures, election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.

2.	Conflicts of Interest

•	Votes cast by ISS on Edge’s behalf consistent with its Guidelines and recommendations are not considered to create a conflict of interest. If ISS or Edge abstains from voting a proxy due to a conflict, or if Edge elects to override an ISS recommendation, it will seek to identify and evaluate whether any conflicts of interest may exist between the issuer and Edge or its employees and clients.

•	Material conflicts will be evaluated, and if it’s determined that one exists, Edge will disclose the conflict to the affected client, and request instruction from the client as to how the proxy should be voted.

3.	New Accounts

•	Edge or its affiliate, Principal Global Investors, shall provide a proxy authorization letter to the client’s custodian upon the opening of a new client account. Clients may also choose to vote proxies themselves or receive individualized reports or services.

4.	Abstentions

•	Edge may refrain from voting when it believes it is in the client’s best interests.

5.	Proxy Solicitations & Information Requests

•	Edge will not reveal or disclose to any third-party how it may have voted or intends to vote until such proxies have been counted at a shareholders’ meeting. Edge may in any event disclose its general policy to follow ISS’s guidelines. No employee of Edge may accept any remuneration in the solicitation of proxies.

6.	Errors

•	Edge will document errors and the resolution of errors.

7.	Recordkeeping

•	Documentation shall be maintained for at least five years. Edge will keep records regarding all client requests to review proxy votes and accompanying responses. Edge may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

•	Edge’s proxy voting record will be maintained by ISS. Edge will maintain documentation to support any decisions to vote against ISS Guidelines or recommendations.

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8.	Class Actions

•	Edge generally does not file class action claims on behalf of its clients and specifically will not act on behalf of former clients that have terminated their relationship with Edge. Edge will only file permitted class action claims if that responsibility in specifically stated in the advisory contract. Edge will maintain documentation related to any cost-benefit analysis to support decisions to opt out of any class action settlement. This policy is disclosed in the firm’s Form ADV filing.

Historical Policies: Revised October 2010; February 2009; January 1, 2007; October 9, 2006

Adopted policy: March 31, 2004

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PROXY VOTING POLICY AND PROCEDURES

I.	Introduction

Jennison Associates LLC (the “Adviser”) has adopted the following “Proxy Voting Policy and Procedures” (“Policy”), in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and other applicable fiduciary obligations.  The Policy is designed to provide guidance to those Jennison employees (portfolio managers and analysts, hereinafter referred to as “Investment Professionals”) who are responsible for discharging the Adviser’s proxy voting obligation under the Rule, and to ensure that proxies are voted in the best interests of the Adviser’s clients1.

II.	Statement of Policy

It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties.  Secondary consideration may be given to the public and social value of each issue.  For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time.  It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act be made available to clients.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings.  However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking,” where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy.  As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting.  Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

1 In the event the Adviser should manage affiliated client accounts, the Adviser, for purposes of this policy, makes no distinction between accounts of affiliated companies, e.g., the General Accounts of Prudential (as well as related insurance companies and entities), and other separately managed accounts, each of which will be treated consistently under the Policy.

Effective: October 5, 2004

Revised: October 1, 2009

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III.	Procedures

A.	Account Set-up and Review

Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser.  The responsibility to vote proxies will be specified in the client’s investment advisory contract with the Adviser.  Where no designation is made, Jennison will vote proxies for such accounts(s) in accordance with this Policy.  The client may choose to have the Adviser vote proxies in accordance with the Adviser’s standard guidelines.  The Adviser, in its discretion, may also permit a client to modify the Adviser’s standard guidelines with respect to such client exclusively or may accept direction from a client with respect to the client’s proxies and vote in accordance with a client’s own guidelines (collectively, “Client Guidelines”).  Alternatively, the Adviser may decline to accept authority to vote such client’s proxies.

Proxy Voting

1.	Guidelines for Recurring Issues

The Adviser has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues.  These Guidelines are reviewed as deemed necessary by the Adviser’s Proxy Voting Committee and its relevant portfolio management staff, then revised when a determination has been made that a change is appropriate.  These Guidelines are meant to convey the Adviser’s general approach to voting decisions on certain issues.  Nevertheless, the Adviser’s Investment Professionals maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

2.	Use of Third Party Proxy Service

In an effort to discharge its responsibility, the Adviser has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines.  After such review, the Adviser has selected an independent third party proxy voting vendor to assist it in researching and voting proxies.  The Adviser will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor.  The proxy voting vendor will research each proxy and provide a recommendation to the Adviser as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings.   It is important to note while the Adviser may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor the Adviser’s Guidelines.  The proxy voting vendor will cast votes in accordance with the Adviser’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if the Adviser has accepted direction from a Client, in accordance with the Client’s Guidelines.

3.	Quantitatively Derived Holdings and Jennison Managed Accounts

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, the Adviser has established a custom proxy voting policy with respect to the voting of these proxies.  Proxies received in these circumstances will be voted utilizing the Adviser’s guidelines. Additionally, in those circumstances where no specific Adviser guideline exists, the Adviser will vote using the recommendations of the proxy voting vendor.

Effective: October 5, 2004

Revised: October 1, 2009

2

4.	Review of Recommendations

The Adviser’s Investment Professionals have the ultimate responsibility to accept or reject any proxy voting recommendation – as determined by either the Guidelines or Client’s Guidelines (“Recommendation”).  Consequently, Investment Professionals shall review and evaluate the Recommendation for each proxy ballot before the proxy voting vendor casts the vote, taking into account the Policy, all guidelines applicable to the account(s), and the best interests of the client(s).  The Investment Professionals shall override the Recommendation should he/she not believe that such Recommendation, based on all relevant facts and circumstances at the time the proxy ballot is voted, is in the best interest of the client(s).  The Adviser will memorialize the basis for any decision to override a Recommendation, including the resolution of any conflicts, if any, as further discussed below.  The Adviser may vote the same proxy proposal differently for different clients.  Also, the Adviser may choose not to vote proxies under the following circumstances:

•	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;
•	If the cost of voting the proxy outweighs the possible benefit (such as security lending, see section 6 below); or
•	If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

5.	Addressing Potential Material Conflicts of Interest

There may be instances where the interest of the Adviser conflicts or may appear to conflict with the interest of its clients when voting proxies on behalf of those clients (“Material Conflict”).  Investment Professionals have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

•	Manages the issuer’s or proponent’s pension plan;
•	Administers the issuer’s or proponent’s employee benefit plan;
•	Manages money for an employee group.

Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;
•	A director of the issuer or proponent;
•	A person who is a candidate to be a director of the issuer;
•	A participant in the proxy contest; or
•	A proponent of a proxy proposal.

Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships.  Whether a relationship creates a Material Conflict will depend on the facts and circumstances at the time the proxy is voted.  Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser may create the appearance of or an actual Material Conflict, such as when the issuer is a client of the Adviser.

Effective: October 5, 2004

Revised: October 1, 2009

3

The Adviser may adopt such processes it deems necessary to identify Material Conflicts.  When a potential material conflict exists, the Investment Professional (or other designated personnel) must complete the Proxy Voting For Conflicts Documentation Form and submit it to Compliance.

The Adviser’s Proxy Voting Committee will consider the facts and circumstances of all proxy votes where a potential material conflict of interest is identified and the recommendation is to override the Adviser’s guidelines.  In making the determination as to how to vote the proxy, the Adviser’s Proxy Voting Committee may review the following factors, including but not limited to:

•	Whether the issuer is a client of the Adviser.
•	The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.
•	The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.
•	Whether there has been any attempt to directly or indirectly influence the Investment Professional’s decision
•	Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.
•	Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.
•	Whether the vote should be delegated to an independent third party or request an independent third party to provide a recommendation on the vote.

All votes that would override the Adviser’s Guidelines and involve a potential material conflict of interest, require the approval of the CEO and CCO of the Adviser.

Additionally, a committee comprised of both senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc, reviews these votes.  This committee also has a role in identifying Material Conflicts that may affect Jennison due to ownership by a diversified financial organization, Prudential Financial, Inc.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.

6.	Lending

Jennison may identify a particular issuer that may be subject to a security lending arrangement.  In this situation, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.  In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.  It is important to note that in order to recall securities on loan in time to vote, one must begin the process PRIOR to the record date of the proxy.  This is extremely difficult to accomplish as the Adviser is rarely made aware of the record date in advance.

Effective: October 5, 2004

Revised: October 1, 2009

4

B.	Proxy Voting Committee

The Adviser’s Proxy Voting Committee will consist of representatives from various functional areas within the Adviser.  It will meet as deemed necessary to address potential Material Conflicts as further described above.  The Adviser’s Proxy Voting Committee will have the following responsibilities:

•	Review potential Material Conflicts and decide whether to approve the vote recommendation or override requests made by Investment Professionals.
•	Review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.
•	Recommend and adopt changes to the Policy as needed.
•	Review all overrides by Investment Professionals.
•	Review proxy voting reports to determine voting consistency with guidelines and this Policy.
•	Review the performance of the proxy voting vendor and determine whether the Adviser should continue to retain their services.
•	Review the Adviser’s voting record (or applicable summaries of the voting record).
•	Oversee compliance with the regulatory disclosure requirements.

IV.         Compliance Monitoring

The Adviser’s Chief Compliance Officer shall be responsible for the administration of this Policy.  This Policy will be reviewed annually for adequacy and effectiveness.

A.	Monitoring of Overrides

Compliance will periodically review proxy voting reports of overrides to confirm that proper override and conflict checking procedures were followed.

B.	Supervisory Review

The designated supervisor for each Investment Professional will be responsible for ensuring that investment professionals with proxy voting responsibility are acting in accordance with this Policy.  Supervisors must approve all requests for overrides and evidence such approval by signing the completed Proxy Guideline Override Form.

Effective: October 5, 2004

Revised: October 1, 2009

5

V.          Client Reporting

A.	Disclosure to Advisory Clients

The Adviser will also provide a copy of this Policy and the Adviser’s Guidelines upon request from a client.

The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio.  The report will generally contain the following information:

•	The name of the issuer of the security:
•	The security’s exchange ticker symbol;
•	The security’s CUSIP number;
•	The shareholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether the Adviser cast a vote on the matter;
•	How the Adviser voted; and
•	Whether the Adviser voted for or against management.

B.  Compliance Reporting for Investment Companies

Upon request, the Adviser will provide to each investment company board of directors or trustees for which the Adviser acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including but not limited to, information required for them to meet their filing of Form NP-X.

VI.	Recordkeeping

Either the Adviser or proxy voting vendor as indicated below will maintain the following records:

•	A copy of the Policy (Adviser)
•	A copy of the Guidelines i.e. Adviser or client specific guidelines (Adviser and proxy voting vendor)
•	A copy of each proxy statement received by the Adviser regarding client securities (proxy voting vendor);
•	A record of each vote cast by the Adviser on behalf of a client (proxy voting vendor);
•	A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Voting Documentation Forms and all supporting documents (Adviser);
•	A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and
•	Agenda of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.

Effective: October 5, 2004

Revised: October 1, 2009

6

VI.	Policies and Procedures Revisions

This policy and related procedures may be changed, amended or revised as frequently as necessary in order to accommodate any changes in operations or by operation of law.  Any such change, amendment or revision may be made only by Jennison Compliance in consultation with the business groups or areas impacted by these procedures and consistent with applicable law.  Such changes will be promptly distributed to all impacted personnel.

Effective: October 5, 2004

Revised: October 1, 2009

7

Los Angeles Capital Management and Equity Research, Inc

Proxy Policy

Effective: January 1, 2012

March 27, 2012

I.	INTRODUCTION

Los Angeles Capital Management and Equity Research Inc. (“Los Angeles Capital”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Interpretive Bulletin 2008-2, 29 CFR 2509.08-2 (October 17, 2008). The guidance set forth in this interpretive bulletin modifies and supersedes the guidance set forth in interpretive bulletin 94-2 (29 CFR 2509.94-2) of July 29, 1994.

II.	PROXY POLICY STATEMENT

Los Angeles Capital’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of its clients. Los Angeles Capital has hired Glass, Lewis & Co., LLC (“Glass Lewis”) to act as an independent voting agent on its behalf. Glass Lewis provides objective proxy analysis and voting recommendations, and manages the operational end of the process, ensuring compliance with all applicable laws and regulations. The firm has not identified any conflicts of interest that would affect the proxy voting process. If at any time a material conflict arises it would be resolved in the best interest of the client.

Los Angeles Capital has developed procedures and proxy voting guidelines that outline the general principles and philosophy behind our proxy voting program. Los Angeles Capital has adopted Glass Lewis’ U.S. and International Proxy Paper Guidelines. In addition, Los Angeles Capital may also incorporate information gathered from other sources beyond Glass Lewis. The firm may conduct research internally and/or use the resources of an independent research consultant, or the firm may use information from any of the following sources: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies (e.g., Fortune 500 companies).

Although we have established guidelines which were developed in conjunction with Glass Lewis, and we have a pre-determined voting policy, the firm retains the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances at the time of the vote. The Proxy Committee (the “Committee”) may also be called on to vote a proxy that its third-party provider cannot. In these circumstances, three Committee member votes are required.

Los Angeles Capital recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. Los Angeles Capital requires that the advisory contract provides for such direction, including instructions as to how those votes will be managed, particularly where they differ from Los Angeles Capital’s policies.

Limitations

Circumstances may arise, where subject to contractual obligations established by the client, Los Angeles Capital will take a limited role in voting proxies:

•	Los Angeles Capital reserves the right to abstain from voting a client proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.
•	Los Angeles Capital will abstain from voting proxies for securities that participate in a securities lending program and are out on loan.
•	Los Angeles Capital will abstain from voting shares of securities in a country that participates in share blocking because it is disruptive to the management of the portfolio.
•	Los Angeles Capital may abstain from voting shares of securities with unjustifiable costs (e.g., certain non-U.S. securities).
•	The firm does not actively engage in shareholder activism, such as dialogue with management with respect to pending proxy voting issues.

Special Considerations

Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.

Mutual Funds

Proxies will be voted in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940. Proxies of portfolio companies voted will be subject to any applicable investment restrictions of the fund and voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

ERISA Accounts

Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

From time to time, Los Angeles Capital may engage in active monitoring and communications with the issuer with respect to ERISA accounts, particularly while maintaining a long-term or relatively illiquid investment in the issuer. This may be achieved through a variety of means, including exercising the legal rights of a shareholder.

Disclosure

Los Angeles Capital will provide all clients with a copy of the policies and procedures upon request; however, please note they may be updated periodically. In addition, clients may request at any time a copy of the firm’s voting records for their respective account(s) by making a formal request to Los Angeles Capital. Los Angeles Capital will make this information available to an advisory client upon its request within a reasonable time period and in a manner appropriate to the nature of the advisory business. For further information, please contact Carin Madden, Director of Operations for Los Angeles Capital at 310-479-9878 or operations@lacapm.com.

Los Angeles Capital will not disclose voting records to a third party.

III.	RESPONSIBILITY AND OVERSIGHT

The firm’s Proxy Committee (the “Committee”) was established to provide oversight to the proxy voting process. The Committee is comprised of the President, Chief Investment Officer, Director of Research, Director of Operations, Director of Global Equities, and Chief Compliance Officer. The Committee is responsible for developing, implementing, and updating the firm’s proxy policy, approving and reviewing all proxy paper guidelines, voting independent proxies on a case by case basis, overseeing the third-party proxy vendor, identifying any conflicts of interest, and meeting to discuss any material issues regarding the proxy voting process. The Committee meets annually and as necessary to fulfill its obligations.

Los Angeles Capital’s Director of Operations handles the day to day administration of the proxy voting process.

IV.	PROXY PROCEDURES

Los Angeles Capital has engaged Glass Lewis as its third-party voting delegate to assist with its administrative proxy functions. Despite the relationship with Glass Lewis, Los Angeles Capital retains final authority and fiduciary responsibility for proxy voting. Los Angeles Capital has verified that Glass Lewis's procedures are consistent with the firm’s policies and procedures.

Los Angeles Capital’s responsibility for voting proxies is generally determined by the obligations set forth under each advisory contract or similar document. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. (DOL Interpretive Bulletin 2008-2). If an advisory contract or similar document states that Los Angeles Capital does not have the authority to vote client proxies, then voting is the responsibility of some other named fiduciary.

If a client wishes to direct how proxies are voted in their account, Los Angeles Capital can create a custom proxy policy to be implemented by Glass Lewis. However, Los Angeles Capital reserves the right to maintain its standard position on all other client accounts.

Process of Voting Proxies

Registered owners of record (e.g., the trustee or custodian bank) that receive proxy materials from the issuer or its information agent, or an ERISA plan, are instructed to sign the proxy in blank and forward it directly to Glass Lewis, the voting delegate. Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time. Each proxy is then reviewed and categorized according to issues and the proposing parties. Lastly, Glass Lewis votes the proxy in accordance with the firm's policies and procedures and returns the voted proxy to the issuer or its information agent.

Glass Lewis has the responsibility to ensure that materials are received by Los Angeles Capital in a timely manner. In addition, Glass Lewis monitors and reconciles on a regular basis the proxies received against holdings on the record date of client accounts over which Los Angeles Capital has voting authority. This ensures that all shares held on the record date, and for which a voting obligation exists, are voted.

Conflicts of Interest

Los Angeles Capital attempts to minimize the risk of conflicts by adopting the policies of an independent third party. Glass Lewis takes precautions to ensure its research is objective at all times and under all circumstances. If Glass Lewis identifies a potential conflict of interest between it and a publicly-held company, it will disclose the relationship on the relevant research report and abstain from voting the proxy. The proxy is then directed to Los Angeles Capital to vote via Glass Lewis’ online platform. In these instances the Director of Operations disseminates the proxy and all relevant information to the Committee for a vote. The firm may tap members of its Research department to research the proxy internally or to gather external information. If during this process the Committee identifies a potential material conflict of interest between Los Angeles Capital and one of its clients, the client will be notified. Upon notification, the client may issue a specific directive to Los Angeles Capital on how to vote. If the client issues a directive that clearly creates a conflict of interest for Los Angeles Capital, the client will be given the option of either (i) voting its own proxy on that issue; or (ii) turning over the decision to another independent third party to vote. If no directive is issued by the client, the Committee will vote in such a way that, in the firm’s opinion, fairly addresses the conflict in the best interest of the client.

Three Committee members are required to vote on the issue and the Director of Operations ensures the proxy is voted in a timely manner via Glass Lewis’ web portal.

V.	RECORDKEEPING

Glass Lewis and Los Angeles Capital maintain all records of proxies voted pursuant to Section 204-2 of the Advisers Act. Such records include: (1) a copy of its policies and procedures; (2) proxy statements received regarding client securities (maintained at Glass Lewis who will provide a copy promptly upon request); (3) a record of each vote cast (maintained at Glass Lewis who will provide a copy promptly upon request); (4) a copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and any written response by Los Angeles Capital to any (written or oral) client request for such records.

ERISA Accounts

Los Angeles Capital is required to maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether Los Angeles Capital is fulfilling its obligations. (DOL Interpretive Bulletin 2008-2) Retention may include: (1) issuer name and meeting; (2) issues voted on and record of the vote; (3) number of shares eligible to be voted on the record date; (4) number of shares voted; and (5) where appropriate, cost-benefit analyses.

Duration

Proxy voting books and records will be maintained at Glass Lewis or Los Angeles Capital, in an easily accessible place for a period of five years.

Proxy Voting Policy
and Procedure Manual

June 30, 2004

AMENDED

March 31, 2005

May 16, 2005

March 31, 2007

August 30, 2007

March 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

February 15, 2011

April 25, 2011

March 5, 2012

Proxy Voting Policy and Procedure Manual

contents

1	GENERAL	5
	Introduction General Guidelines Proxy Committee Conflicts of Interest Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	10

Adjustments to Par Value of Common Stock

Annual Election of Directors

Appraisal Rights

Blank Check Preferred Authorization

Chairman and CEO are the Same Person

Changing Corporate Name

Confidential Voting

Cumulative Voting

Delivery of Electronic Proxy Materials

Director Nominees in Uncontested Elections

Election of CEO Director Nominees

Election of Mutual Fund Trustees

Equal Access

Fair Price Provisions

Golden and Tin Parachutes

Independent Audit, Compensation and Nominating Committees

Majority Voting

OBRA-Related Compensation Proposals

Ratifying Auditors

Reverse Stock Splits

Right to Adjourn

Right to Call a Special Meeting

Share Cancellation Programs

Shareholder Ability to Alter the Size of the Board

Shareholder Ability to Remove Directors

Share Repurchase Programs

Stock Distributions: Splits and Dividends

White Squire Placements

Loomis, Sayles & Company, L.P. March 2012 All Rights Reserved	2

Proxy Voting Policy and Procedure Manual

3	PROPOSALS USUALLY VOTED AGAINST	14

Common Stock Authorization

Director and Officer Indemnification and Liability Protection

Shareholder Ability to Act by Written Consent

Shareholder Ability to Call Special Meetings

Shareholder Ability to Remove Directors

Staggered Director Elections

Stock Ownership Requirements

Supermajority Shareholder Vote Requirements

Term of Office

Unequal Voting Rights

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	16
	401(k) Employee Benefit Plans Compensation Plans Employee Stock Ownership Plans Executive Compensation Advisory Resolutions (“Say-on-Pay”) Preemptive Rights Stock Option Plans

5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	17

Asset Sales

Bundled Proposals

Charitable and Political Contributions

Conversion of Debt Instruments

Corporate Restructuring

Debt Restructurings

Delisting a Security

Director Nominees in Contested Elections

Disclosure of Prior Government Service

Environment and Social issues

Animal Rights

Energy and Environment

Equal Employment Opportunity and Discrimination

Human Resource Issues

Maquiladora Standards and International Operations Policies

Military Business

Northern Ireland

Product Integrity and Marketing

Third World Debt Crisis

Loomis, Sayles & Company, L.P. March 2012 All Rights Reserved	3

Proxy Voting Policy and Procedure Manual

Golden Coffins

Greenmail

Liquidations

Mergers and Acquisitions

Mutual Fund Distribution Agreements

Mutual Fund Fundamental Investment Restrictions

Mutual Fund Investment Advisory Agreement

Poison Pills

Proxy Access

Proxy Contest Defenses

Reimburse Proxy Solicitation Expenses

Reincorporation Proposals

Shareholder Advisory Committees

Shareholder Proposals to Limit Executive and Director Pay State Spin-offs

Takeover Statutes

Tender Offer Defenses

Loomis, Sayles & Company, L.P. March 2012 All Rights Reserved	4

Proxy Voting Policy and Procedure Manual

1. GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.
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Proxy Voting Policy and Procedure Manual

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.	Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account or under other circumstances beyond Loomis Sayles' control.

5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.
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Proxy Voting Policy and Procedure Manual

8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C.	Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2. Duties. The specific responsibilities of the Proxy Committee, include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including

(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including;

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c. to engage and oversee third-party vendors, including Proxy Voting Services; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

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3. Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.	Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D.	Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy

Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

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E.	Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

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2. proposals usually Voted For

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

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Director Nominees in Uncontested Elections:

A.	Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.
B.	Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.
C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.
D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

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Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of Directors/Trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.	Generally vote for proposals to ratify auditors.
B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.
C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

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Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

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3. proposals usually Voted against

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.	Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
B.	Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

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Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

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4. proposals usually voted AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.
B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
C.	Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.
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5. proposals requiring SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions: Votes on proposals regarding charitable and political contributions should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

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Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

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B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

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Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

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Proxy Voting

POLICY:	As investment advisor, Mellon Capital Management Corporation (“Mellon Capital’) is typically delegated by clients the responsibility for voting proxies for shares held in their (i.e. client) account. Clients may decide to adopt Mellon Capital’s proxy voting policy or may use their own policy. In either case, Mellon Capital will vote and monitor the proxies on behalf of the client and ensure that the proxies are voted in accordance with the proxy voting policy.

Mellon Capital retains  third party proxy voting services currently Institutional Shareholder Services (“ISS”), to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In Addition, Mellon Capital also retains Glass Lewis for research only.   Mellon Capital is required to vote proxies in the best interest of clients and to treat them fairly.

Mellon Capital has adopted The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting Policy (See Exhibit A).

PROCEDURES FOR ACCOUNT SET-UP & MONITORING OF ISS:	Mellon Capital’s Onboarding Team has implemented procedures designed to ensure that; (1) the client’s custodian is instructed to send their client’s proxy ballots to ISS for voting; and (2) that ISS is notified that they should begin receiving proxy ballots. In addition, the Compliance Department monitors ISS’ activities on behalf of Mellon Capital. On a monthly basis, ISS issues a certification letter that states that all proxies available to vote were voted and that there were no exceptions (any exceptions will be listed in the letter).

VOTING DISCLOSURE:	Clients for whom Mellon Capital votes proxies will receive a summary of Mellon Capital’s Proxy Voting Policy and a full copy of the policy is available upon request. Furthermore, clients may request a history of proxies voted on their behalf.

RECORDKEEPING:	ISS maintains proxy voting records on behalf of Mellon Capital.

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VOTING BNY MELLON STOCK:	It is the policy of Mellon Capital not to vote or make recommendations on how to vote shares of the Bank of New York Mellon Corporation stock, even where Mellon Capital has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Mellon Capital has contracted with an independent fiduciary (Institutional Shareholder Services) to direct all voting of BNY Mellon Stock held by any Mellon Capital accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

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Exhibit A

15 September 2011

THE BANK OF NEW YORK MELLON CORPORATION

PROXY VOTING POLICY

1.	Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and certain of the banking subsidiaries of BNY Mellon (BNY Mellon’s participating investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.	Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.	Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.	Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

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5.	Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

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8.	Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

9.	Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.	Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

12.	Charter – We maintain a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

MCM Policy: Proxy Voting	Last Updated11/9/2011

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May 2010

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

A. General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.  As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention.  If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance Department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B. Conflicts of Interest

1. Identification of Material Conflicts of Interest

a)	In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

b)	Equity Securities.[2] PIMCO has retained an Industry Service Provider (“ISP”) to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest), or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described below, the Legal and Compliance Department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance Department, any potential actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no material actual or apparent conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions. 2 The term “equity securities” means common and preferred stock; it does not include debt securities convertible into equity securities.

If an actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance Department. See Section B.2 below.

c)	All Other Securities. Client proxies for all other securities (including fixed income securities) are reviewed by the Legal and Compliance Department to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance Department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to a fixed income security.

If no actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. In certain cases, a proxy relating to a bank loan may contain material non-public information, in which case, pursuant to PIMCO’s policies and procedures regarding the use of such information, the proxy may be voted by someone other than the applicable PM.

If an actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance Department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance Department. See Section B.2 below.

2. Resolution of Identified Conflicts of Interest

a)	Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“RM Guidelines”). PIMCO has determined to follow the RM Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

b)	All Securities Not Covered by the ISP. The following applies to (i) votes and consents with respect to fixed income securities, (ii) proxies received in relation to equity securities for which the ISP is unable to provide recommendations on how to vote, and (iii) proxies for which, as described below, a PM determines to override the ISP’s voting recommendation. In each case, such proxies will be reviewed by the Legal and Compliance Department and if a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance Department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance Department. The Legal and Compliance Department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

1)	Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

•           If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

•           If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance Department and the head of the PM’s desk (or such PM’s manager, if different).  The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

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2)	Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

•             permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

•             voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

•             having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

In considering the manner in which to mitigate a material conflict of interest, the Conflicts

Committee may consider various factors, including:

•             The extent and nature of the actual or apparent conflict of interest;

•             If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

•             The nature of the relationship of the issuer with PIMCO (if any);

•             Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

•             Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

3)	The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance Department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

c)	Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts, funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds or by applying the conflicts resolution procedures set forth in Section B.2.

d)	Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

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C. Proxy Voting Process

PIMCO’s process for voting proxies with respect to equity and other securities is described below.

1. Proxy Voting Process: Equity Securities

a)	The Role of the ISP.

PIMCO has selected the ISP to assist it in researching and voting proxies.  The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the RM Guidelines.  Except for newly established accounts that have not yet migrated to the ISP’s systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations unless instructed otherwise by PIMCO.  PIMCO permits the ISP to vote in accordance with its recommendation, subject to any override of such recommendation by the PM.  For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

b)	Overrides of ISP’s Recommendations.

1)	Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance Department deem relevant:

•           Name and ticker symbol of issuer;

•           Percentage of the outstanding shares of the issuer held;

•           The name(s) of the fund(s) or account(s) holding the securities;

•           A summary of the proposal;

•           The date of the shareholder meeting and the response deadline;

•           Whether the proposal is being made by management or a shareholder;

•           Management’s recommendation with respect to the proposal;

•           The ISP recommendation with respect to the proposal;

•           The reasoning behind the PM’s decision to recommend the override;

•           Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

•           Whether the PM has been contacted by an outside party regarding the vote.

2)	Compliance Review. The Legal and Compliance Department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance Department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance Department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

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3)	Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group will inform the ISP of the voting decision for implementation by the ISP.

c)	When the ISP Does Not Provide a Recommendation.

In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.2.

2. Proxy Voting Process: All Other Securities (including equity securities not voted by the ISP)

The ISP covers the majority of equity securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP, an equity proxy will not be covered by the ISP. Equity proxies not covered by the ISP and proxies in respect of securities other than equity securities (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”).  Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance Department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

a)	Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance Department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance Department will forward each OS Proxy to PIMCO’s Middle Office Group, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance Department will, in accordance with Section B.2 above, resolve such conflict pursuant to a Conflicts Committee Protocol or, if no such protocol is applicable to the conflict at issue, elevate such conflict to the Conflicts Committee for direct resolution.

b)	Vote. (i) Where no material conflict of interest was identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest was identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

c)	Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

d)	Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

e)	Recordkeeping. PIMCO Operations will forward the ballot and log to IMS West which will be incorporated into the Corporate Action Event Report (CAER).

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3. Abstentions

If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in the related security; or (3) the Legal and Compliance Department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

4. Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan.  The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D. U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client.  However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy.  In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures:  (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO.  The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

For each investment company that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each such fund states in its Statement of Additional Information (“SAI”) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund’s website and on the SEC’s website, as required by Form N-1A.  PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure.  PIMCO will ensure that proper disclosure is made in each fund’s SAI describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A.

E. PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules.  The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest.  Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

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Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F. Review and Oversight

PIMCO’s Legal and Compliance Department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures. Such review process will include a review of PM overrides of the ISP’s voting recommendations.

Effective Date: August 2003 Revised Dates: May 2007 May 2010

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Appendix

The Industry Service Provider for Equity Securities proxy voting is RiskMetrics Group, Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

A-1

Principal Global Investors, LLC

Principal Real Estate Investors, LLC

Proxy Voting and Class Action Monitoring

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Advisers are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (a “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Compliance Department to manage the proxy voting process.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently.

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1 The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;
2.	The approval of the lead Portfolio Manager for the requesting PM Team;
3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);
4.	A determination that the decision is not influenced by any conflict of interest; and
5.	The creation of a written record reflecting the process (See Appendix XXXI).

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with the Advisers’ fiduciary duties.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.

SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with the respective wrap program sponsor and the Compliance Department to ensure that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordinator.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

-	Restrictions for share blocking countries;[2]
-	Casting a vote on a foreign security may require that the adviser engage a translator;
-	Restrictions on foreigners’ ability to exercise votes;
-	Requirements to vote proxies in person;
-	Requirements to provide local agents with power of attorney to facilitate the voting instructions;
-	Untimely notice of shareholder meeting;
-	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

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2 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•	Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.

•	The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•	The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

•	The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Investment Accounting and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.

•	The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure

The Advisers will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

Revised 12/2011 ♦ Supersedes 12/2010

SPECTRUM ASSET MANAGEMENT, INC.

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

GENERAL POLICY

Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations).  While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:

•	That Spectrum act solely in the interest of its clients in providing for ultimate long-term stockholder value.
•	That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
•	That the custodian bank is aware of our fiduciary duty to vote proxies on behalf of others – Spectrum relies on the best efforts of the custodian bank to deliver all proxies we are entitled to vote.
•	That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).
•	That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES:

A.  Following ISS’ Recommendations

Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities.  Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”).  The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

Spectrum generally votes proxies in accordance with ISS’ recommendations.  When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.

From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities.  Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations.  Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.

B.  Disregarding ISS’ Recommendations

Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote. The Report for Proxy Vote(s) against RiskMetrics Recommendation(s), Exhibit A hereto, shall be completed in each such instance.

Spectrum will classify proxy vote issues into three broad categories:  Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact.  Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category.  New and unfamiliar issues are constantly appearing in the proxy voting process.  As new issues arise, we will make every effort to classify them among the following three categories.  If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”

As a fiduciary, Spectrum owes its clients an undivided duty of loyalty.  We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.  This is true with respect to proxy voting and thus Spectrum has adopted the following procedures for addressing potential or actual conflicts of interest.

Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy.  To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.

Monitoring for Conflicts of Interest.  All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution.  At least annually, the CCO will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest.  CCO’s review will focus on the following three categories:

•	Business Relationships – The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent). For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.

•	Personal Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.

•	Familial Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

•	A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.

•	Publicly available information.

•	Information generally known within Spectrum.

•	Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to the CCO prior to any substantive discussion of a proxy matter.

•	Information obtained periodically from those persons whom the CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).

The CCO may, at his discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person.  With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” – On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution.  The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.

Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:

1.	Financial Materiality – The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question. For purposes of proxy voting, it will be presumed that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount of $1,000,000. Different percentages or dollar amounts may be used depending on the nature and degree of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2.	Non-Financial Materiality – A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated based on the facts and circumstances of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution.  As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.

Resolving a Material Conflict of Interest – When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation.  If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly.  If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each as to the manner in which Spectrum proposes to vote.

Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.

PROXY VOTING GUIDELINES

CATEGORY I:  Routine Administrative Items

Philosophy:  Spectrum is willing to defer to management on matters of a routine administrative nature.  We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders.  Examples of issues on which we will normally defer to management’s recommendation include:

1.	selection of auditors
2.	increasing the authorized number of common shares
3.	election of unopposed directors

CATEGORY II:  Special Interest Issues

Philosophy:  While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas.  Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients.  We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders.  However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III:  Issues Having the Potential for Significant Economic Impact

Philosophy:  Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares.  We believe such issues should be carefully analyzed and decided by the owners of the corporation.  Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.

1.	Classification of Board of Directors. Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.

2.	Cumulative Voting of Directors. Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. We generally support cumulative voting of directors.

3.	Prevention of Greenmail. These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. We are opposed to greenmail and will support greenmail prevention proposals.

4.	Supermajority Provisions. These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

5.	Defensive Strategies. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

6.	Business Combinations or Restructuring. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

7.	Executive and Director Compensation. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

Exhibit A to Proxy Policy

Report for Proxy Vote(s) Against RiskMetrics Recommendation(s)

This form should be completed in instances in which SAMI Portfolio Manager(s) decide to vote against RiskMetrics recommendations.

1. Security Name / Symbol:

2. Issue up for vote:

3. Summary of RiskMetrics recommendation (see attached full RiskMetrics recommendation:

4. Reasons for voting against RiskMetrics recommendation (supporting documentation may be attached):

5. Determination of potential conflicts (if any):

6. Contacted Compliance Department: Yes / No

Name of individual contacted:
Date:

7. Contacted other SAMI portfolio managers who have position in same security:

Yes / No
Name of individual contacted:
Date:

8. Portfolio Manager Signature:
Date:
Portfolio Manager Name:

Portfolio Manager Signature*:
Date:
Portfolio Manager Name:

*Note: All Portfolio Managers who manage portfolios that hold relevant security must sign.

Proxy Voting Guidelines Policy

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship. As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•	Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•	An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee. The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

TORTOISE CAPITAL ADVISORS, L.L.C.

PROXY VOTING POLICIES AND PROCEDURES

1.	Introduction

Unless a client is a registered investment company under the Investment Company Act of 1940 or a client requests Tortoise Capital Advisors, L.L.C. (the “Adviser”) to do so in writing,  the Adviser does not vote proxy materials for its clients.  In the event the Adviser receives any proxies intended for clients who have not delegated proxy voting responsibilities to the Adviser, the Adviser will promptly forward such proxies to the client for the client to vote.  When requested by the client, the Adviser may provide advice to the client regarding proposals submitted to the client for voting.  In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

In cases in which the client is a registered investment company under the Investment Company Act of 1940 or in cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients.  In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client.  In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures.  The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

2.	General

a.	Because of the unique nature of the Master Limited Partnerships (“MLPs”), the Adviser shall evaluate each proxy of an MLP on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Adviser does not believe it is prudent to adopt pre-established voting guidelines.

b.	In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of its clients, and registered investment company clients’ shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of its clients, and registered investment company clients’ shareholders.

c.	The Investment Committee of the Adviser, or a Manager of the Adviser designated by the Investment Committee as listed on Exhibit A hereto, is responsible for monitoring Adviser’s proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

d.	The Investment Committee of the Adviser, or a Manager of the Adviser designated by the Investment Committee as listed on Exhibit A hereto, shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

e.	All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser, or a Manager of the Adviser designated by the Investment Committee, and shall be executed by a Manager of the Adviser or, if the proxy may be voted electronically, electronically voted by a Manager of the Adviser or his designee, including any of the individuals listed on Exhibit A hereto. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

f.	The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3.	Conflicts of Interest

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict.  The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

•	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

•	The Adviser, any venture capital fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive.  All employees are obligated to disclose any potential conflict to the Adviser’s Chief Compliance Officer.

2

If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

4.	Recordkeeping

The Investment Committee of the Adviser, or a Manager of the Adviser designated by the Investment Committee as listed on Exhibit A hereto, is responsible for maintaining the following records:

•	proxy voting policies and procedures;

•	proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

•	records of votes cast and abstentions; and

•	any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

3

Exhibit A

Manager of the Adviser Designated by Investment Committee

Zach Hamel

Designees for Electronic Voting of Proxies

Zach Hamel

Rob Thummel

Matt Sallee

Cameron Addington

Nick Holmes

4

Wellington Management Company, llp
Global Proxy Policy and Procedures

Introduction	Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy	As a matter of policy, Wellington Management:

1
Takes responsibility for voting client proxies only upon a client’s written request.

2
Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3
Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4
Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

Wellington Management Company, llp
Global Proxy Policy and Procedures

5
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6
Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7
Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8
Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9
Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight	Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Wellington Management Company, llp
Global Proxy Policy and Procedures

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting	Authorization to Vote
Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation
To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

Wellington Management Company, llp
Global Proxy Policy and Procedures

•	Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations	In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending
Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Wellington Management Company, llp
Global Proxy Policy and Procedures

Share Blocking and Re-registration
Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information	Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management Company, llp
Global Proxy Policy and Procedures

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

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